UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2019

AC Alternatives® Income Fund
Investor Class (ALNNX)
I Class (ALNIX)
Y Class (ALYNX)
A Class (ALNAX)
C Class (ALNHX)
R Class (ALNRX)
R6 Class (ALNDX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALNNX	2.74%	2.42%	7/31/15
HFRX Fixed Income - Credit Index	—	2.36%	1.18%	—
Bloomberg Barclays U.S. Universal Bond Index	—	11.36%	3.81%	—
I Class	ALNIX	2.95%	2.63%	7/31/15
Y Class	ALYNX	3.10%	2.98%	4/10/17
A Class	ALNAX			7/31/15
No sales charge		2.38%	2.16%
With sales charge		-3.51%	0.75%
C Class	ALNHX	1.73%	1.40%	7/31/15
R Class	ALNRX	2.23%	1.92%	7/31/15
R6 Class	ALNDX	2.99%	2.78%	7/31/15
Although the fund commenced operations on May 29, 2015, the performance inception date (for all classes except Y Class) reflects the date the fund began investing in accordance with its investment strategy. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made July 31, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $11,071

HFRX Fixed Income - Credit Index — $10,510

Bloomberg Barclays U.S. Universal Bond Index — $11,723

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R6 Class
1.76%	1.56%	1.41%	2.01%	2.76%	2.26%	1.41%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Advisor: American Century Investment Management, Inc.
Portfolio Managers: Cleo Chang and Hitesh Patel

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Kent Muckel and Darren Myers
Effective August 1, 2019, Chris Bittman left the subadvisor's portfolio management team.

Performance Summary

For the fiscal year ended October 31, 2019, the AC Alternatives Income Fund generated a return of 2.74%.* This compares favorably to the 2.36% return generated by the HFRX Fixed Income - Credit Index. The Bloomberg Barclays U.S. Universal Bond Index returned 11.36% for the period. Fund returns reflect operating expenses, while index returns do not.
Performance Review
Global capital markets withstood price volatility early in the portfolio’s fiscal year, as riskier assets generally produced favorable results. U.S. equities, as measured by the S&P 500 Index, gained 14.33% for the fiscal year, largely due to multiple expansion as earnings growth slowed. Large-cap U.S. stocks, as measured by the Russell 1000 Index, returned 14.15% and outpaced other segments of the global equity markets. U.S. small-cap stocks, as measured by the Russell 2000 Index, gained 4.90% for the period, while non-U.S. equities, as measured by the MSCI All Country World ex-U.S. Index, returned 11.27%.
Undoubtedly, the shift in market sentiment was due to the changing monetary policies of global central banks. The Federal Reserve (Fed) ended 2018 with an outlook for continued monetary tightening. As asset prices dropped and the growth outlook began to weaken, the Fed began to backpedal on additional rate hikes and eventually began a new easing cycle in July 2019. The Fed cut rates three times during the period, marking the first easing since December 2008. As market participants began to price in more dovish central banks, interest rates fell back to historically low levels. The U.S. 10-year Treasury yield fell 145 basis points for the fiscal year, from 3.14% on October 31, 2018, to 1.69% on October 31, 2019. The benchmark 10-year Treasury touched an intraperiod low yield of 1.46%, while the yield on the U.S. 30-year Treasury bond fell below 2.00% for the first time.
Global rates also reached historically low levels. For example, Germany’s 10-year bund reached a low yield of -0.71% in August 2019. The steep fall in interest rates drove robust fixed-income performance, and the Bloomberg Barclays U.S. Aggregate Bond Index rallied to a 12-month return of 11.51%. High-yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, underperformed, returning 8.38% as high-yield credit spreads increased modestly.
Benefiting from falling interest rates and positive equity markets, the income-focused real estate investment trust (REIT) strategy managed by Timbercreek Investment Management was the largest driver of fund performance. The high-dividend equity sleeve managed by American Century Investment Management also generated positive performance for the fund, despite the negative influence of the sleeve’s market hedges. Structured credit strategies managed by Good Hill

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmarks, other share classes may not. See page 3 for returns for all share classes.

Partners and ArrowMark Colorado Holdings also posted positive returns, but they lagged core fixed-income markets due to less interest rate exposure in both portfolios. Marathon Asset Management took over management of the fund’s high-yield and bank loan exposure.** This sleeve trailed the broad high-yield market, as bank loans and market hedges were detractors. Although certain hedging strategies aided performance during periods of heightened market volatility, they detracted from performance overall, given the strong risk-on performance from the equity and fixed-income markets.
In response to increasing macro and geopolitical risks and weakening U.S. economic fundamentals stemming from a manufacturing slowdown, we employed S&P futures and Russell 2000 futures hedges to help reduce risk. Similarly, we purchased high-yield credit default swaps and iTraxx credit default swap index hedges to help mitigate broad credit risks. These hedges helped reduce portfolio volatility and offset losses during periodic market sell-offs throughout the fiscal year. But they also detracted from overall portfolio performance, as risk assets rallied in response to the Fed's easing policy.
Outlook
Last year, our economic growth outlook was becoming more mixed and cautious. While this view was directionally correct, we did not discount into portfolio positioning the response by central banks. Looking ahead, we expect sluggish U.S. and global economic growth with heightened risk stemming from various geopolitical factors. Furthermore, equity and fixed-income valuations appear less attractive than they did a year ago. Equities are trading at or near all-time highs, while credit spreads remain low and range-bound. Therefore, we believe risk markets may be unable to duplicate returns of the past year. Accordingly, we believe security selection, tactical positioning and active rebalancing will be necessary to generate attractive absolute returns. We expect a more volatile environment to unfold as central bank easing measures produce less market stimulus.
As of October 31, 2019, the portfolio’s capital allocation was as follows: 29% Marathon Asset Management; 21% ArrowMark Colorado Holdings; 20% Good Hill Partners and 8% Timbercreek Investment Management. Allocations to cash and specific sleeves American Century Investment Management manages accounted for the remaining balances.

** Effective December 3, 2018, Marathon Asset Management was added as a subadvisor to the fund. Effective January 15, 2019, BCSF Advisors was removed as a subadvisor to the fund.

Fund Characteristics

OCTOBER 31, 2019
Types of Investments in Portfolio	% of net assets
Common Stocks	18.9%
Asset-Backed Securities	15.8%
Corporate Bonds	13.9%
Collateralized Loan Obligations	12.0%
Bank Loan Obligations	11.8%
Commercial Mortgage-Backed Securities	9.9%
Collateralized Mortgage Obligations	4.0%
Exchange-Traded Funds	3.0%
Preferred Stocks	2.5%
Convertible Bonds	—*
Corporate Bonds Sold Short	(2.3)%
Exchange-Traded Funds Sold Short	(0.7)%
Convertible Bonds Sold Short	(0.6)%
Common Stocks Sold Short	(0.3)%
Temporary Cash Investments	10.8%
Other Assets and Liabilities	1.3%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.60	$9.71	1.92%
I Class	$1,000	$1,007.60	$8.70	1.72%
Y Class	$1,000	$1,008.40	$7.95	1.57%
A Class	$1,000	$1,004.30	$10.96	2.17%
C Class	$1,000	$1,001.60	$14.73	2.92%
R Class	$1,000	$1,004.10	$12.22	2.42%
R6 Class	$1,000	$1,008.40	$7.95	1.57%
Hypothetical
Investor Class	$1,000	$1,015.53	$9.75	1.92%
I Class	$1,000	$1,016.54	$8.74	1.72%
Y Class	$1,000	$1,017.29	$7.98	1.57%
A Class	$1,000	$1,014.27	$11.02	2.17%
C Class	$1,000	$1,010.49	$14.80	2.92%
R Class	$1,000	$1,013.01	$12.28	2.42%
R6 Class	$1,000	$1,017.29	$7.98	1.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2019

	Principal Amount/Shares	Value
COMMON STOCKS — 18.9%
Aerospace and Defense — 0.2%
Lockheed Martin Corp.	1,573	$592,518
Air Freight and Logistics — 0.6%
United Parcel Service, Inc., Class B	15,028	1,730,775
Automobiles — 0.2%
General Motors Co.	13,394	497,721
Biotechnology — 0.7%
Amgen, Inc.	8,842	1,885,556
Chemicals — 0.3%
Eastman Chemical Co.	6,710	510,228
Olin Corp.	25,311	464,204
		974,432
Containers and Packaging — 0.7%
Packaging Corp. of America	5,338	584,297
Sonoco Products Co.	25,154	1,451,386
		2,035,683
Distributors — 0.6%
Genuine Parts Co.	15,657	1,606,095
Electric Utilities — 0.2%
Alliant Energy Corp.	11,175	596,074
Equity Real Estate Investment Trusts (REITs) — 5.2%
Automotive Properties Real Estate Investment Trust	54,012	470,775
Befimmo SA	4,786	309,046
Brixmor Property Group, Inc.	24,313	535,372
Centuria Industrial REIT	191,653	451,490
Colony Capital, Inc.	74,339	416,298
CT Real Estate Investment Trust	36,216	407,227
Dream Industrial Real Estate Investment Trust	48,820	498,171
Fortune Real Estate Investment Trust	290,000	339,213
Frasers Logistics & Industrial Trust	409,339	378,908
Healthcare Trust of America, Inc., Class A	15,170	470,270
Healthpeak Properties, Inc.	14,839	558,243
Highwoods Properties, Inc.	10,373	485,456
ICADE	3,894	381,378
Invesco Office J-Reit, Inc.	2,156	435,325
Invincible Investment Corp.	370	233,931
Keppel DC REIT	391,917	575,580
Kiwi Property Group Ltd.	305,385	310,911
Klepierre SA	12,541	467,163
Land Securities Group plc	30,874	377,329
Medical Properties Trust, Inc.	23,100	478,863
MGM Growth Properties LLC, Class A	14,500	452,545

	Principal Amount/Shares	Value
National Storage REIT	419,416	$537,290
Northview Apartment Real Estate Investment Trust	25,309	554,565
NSI NV	7,863	359,036
Park Hotels & Resorts, Inc.	9,857	229,175
QTS Realty Trust, Inc., Class A	8,586	460,124
Spirit Realty Capital, Inc.	9,404	468,695
STAG Industrial, Inc.	16,258	504,648
Star Asia Investment Corp.	240	261,528
Sunlight Real Estate Investment Trust	510,500	345,575
VEREIT, Inc.	42,802	421,172
VICI Properties, Inc.	22,254	524,082
Viva Energy REIT	230,595	459,129
Weingarten Realty Investors	15,644	496,384
		14,654,897
Food Products — 0.9%
Flowers Foods, Inc.	72,901	1,583,410
Hershey Co. (The)	4,264	626,253
J.M. Smucker Co. (The)	4,360	460,765
		2,670,428
Gas Utilities — 0.3%
National Fuel Gas Co.	8,938	404,981
New Jersey Resources Corp.	10,528	459,021
		864,002
Hotels, Restaurants and Leisure — 0.4%
Carnival Corp.	28,526	1,223,480
Household Durables — 0.4%
Garmin Ltd.	6,160	577,500
Whirlpool Corp.	3,818	580,794
		1,158,294
IT Services — 1.3%
International Business Machines Corp.	11,279	1,508,341
Western Union Co. (The)	82,005	2,055,045
		3,563,386
Machinery — 0.8%
Cummins, Inc.	3,172	547,107
PACCAR, Inc.	22,201	1,688,608
		2,235,715
Media — 0.5%
Interpublic Group of Cos., Inc. (The)	68,506	1,490,006
Pacifico, Inc.	883	3,642
		1,493,648
Metals and Mining — 0.5%
Southern Copper Corp.	41,902	1,490,873
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Granite Point Mortgage Trust, Inc.	33,755	627,843
MFA Financial, Inc.	59,938	454,930
Starwood Property Trust, Inc.	29,737	731,530

	Principal Amount/Shares	Value
TPG RE Finance Trust, Inc.	32,440	$656,261
		2,470,564
Multi-Utilities — 2.0%
Consolidated Edison, Inc.	18,348	1,692,052
Dominion Energy, Inc.	20,374	1,681,874
DTE Energy Co.	12,564	1,599,648
Public Service Enterprise Group, Inc.	11,873	751,680
		5,725,254
Oil, Gas and Consumable Fuels — 0.3%
Antero Midstream Corp.(2)	42,000	270,480
Energy Transfer LP(2)	7,900	99,461
Marathon Petroleum Corp.	8,588	549,203
		919,144
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	11,349	651,092
Johnson & Johnson	8,737	1,153,634
		1,804,726
Professional Services — 0.4%
Nielsen Holdings plc	62,408	1,258,145
Real Estate Management and Development — 0.3%
Carmila SA	22,028	428,966
Cibus Nordic Real Estate AB	12,826	183,316
Sun Hung Kai Properties Ltd.	21,000	315,718
		928,000
Specialty Retail — 0.2%
Penske Automotive Group, Inc.	11,673	568,709
Textiles, Apparel and Luxury Goods — 0.2%
Tapestry, Inc.	16,321	422,061
Trading Companies and Distributors — 0.2%
MSC Industrial Direct Co., Inc., Class A	6,282	459,905
TOTAL COMMON STOCKS (Cost $49,849,573)		53,830,085
ASSET-BACKED SECURITIES — 15.8%
AmeriCredit Automobile Receivables, Series 2015-4, Class D, 3.72%, 12/8/21	$80,000	80,672
Avant Loans Funding Trust, Series 2017-B, Class C, 4.99%, 11/15/23(3)	445,768	448,026
Avant Loans Funding Trust, Series 2018-B, Class A SEQ, 3.42%, 1/18/22(3)	274,784	275,654
Avant Loans Funding Trust, Series 2019-A, Class B, 3.80%, 12/15/22(3)	1,000,000	1,013,663
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A SEQ, 2.36%, 3/20/26(3)	1,000,000	1,002,207
Bear Stearns Asset Backed Securities Trust, Series 2007-2, Class A2, VRN, 2.14%, (1-month LIBOR plus 0.32%), 1/25/47	25,922	26,051
CAL Funding II Ltd., Series 2012-1A, Class A SEQ, 3.47%, 10/25/27(3)	529,500	530,832
CAL Funding II Ltd., Series 2013-1A, Class A SEQ, 3.35%, 3/27/28(3)	157,167	157,418

	Principal Amount/Shares	Value
CarMax Auto Owner Trust, Series 2017-4, Class A4 SEQ, 2.33%, 5/15/23	$500,000	$504,017
Carmax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25	1,000,000	1,046,453
CFG Investments Ltd., Series 2019-1, Class A SEQ, 5.56%, 8/15/29(3)	636,364	639,122
CFG Investments Ltd., Series 2019-1, Class B, 7.62%, 8/15/29(3)	1,000,000	1,008,310
Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.92%, 4/15/30(3)	800,000	821,504
CLI Funding V LLC, Series 2013-2A, SEQ, 3.22%, 6/18/28(3)	207,073	207,537
CLI Funding V LLC, Series 2014-1A, Class A SEQ, 3.29%, 6/18/29(3)	657,011	659,809
CLI Funding V LLC, Series 2014-2A, Class A SEQ, 3.38%, 10/18/29(3)	270,755	271,740
Coinstar Funding LLC, Series 2017-1A, Class A2 SEQ, 5.22%, 4/25/47(3)	487,500	507,308
Conn's Receivables Funding LLC, Series 2018-A, Class A SEQ, 3.25%, 1/15/23(3)	106,449	106,908
Conn's Receivables Funding LLC, Series 2018-A, Class B, 4.65%, 1/15/23(3)	323,723	325,986
Conn's Receivables Funding LLC, Series 2019-A, Class A SEQ, 3.40%, 10/16/23(3)	504,734	508,858
CPS Auto Receivables Trust, Series 2015-C, Class D SEQ, 4.63%, 8/16/21(3)	199,438	201,216
CPS Auto Trust, Series 2016-D, Class D SEQ, 4.53%, 1/17/23(3)	750,000	763,870
Credit Suisse ABS Trust, Series 2018-LD1, Class A SEQ, 3.42%, 7/25/24(3)	46,020	46,097
Credit Suisse ABS Trust, Series 2018-LD1, Class B, 4.28%, 7/25/24(3)	750,000	753,254
Credit Suisse ABS Trust, Series 2018-LD1, Class C, 5.17%, 7/25/24(3)	600,000	610,954
Cronos Containers Program I Ltd., Series 2013-1A, Class A SEQ, 3.08%, 4/18/28(3)	442,750	443,215
Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 9/15/23	1,000,000	1,008,630
DT Auto Owner Trust, Series 2016-1A, Class D, 4.66%, 12/15/22(3)	530,314	531,801
DT Auto Owner Trust, Series 2016-3A, Class D, 4.52%, 6/15/23(3)	285,851	287,515
DT Auto Owner Trust, Series 2017-2A, Class D, 3.89%, 1/15/23(3)	800,000	806,927
DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, 3/15/24(3)	1,000,000	1,030,699
DT Auto Owner Trust, Series 2018-3A, Class B, 3.56%, 9/15/22(3)	500,000	506,054
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.59%, 2/19/45	1,225,000	1,229,892
Exeter Automobile Receivables Trust, Series 2015-3A, Class D, 6.55%, 10/17/22(3)	600,000	609,867
Exeter Automobile Receivables Trust, Series 2016-2A, Class D, 8.25%, 4/17/23(3)	1,000,000	1,052,162
Exeter Automobile Receivables Trust, Series 2016-3A, Class D, 6.40%, 7/17/23(3)	350,000	365,880
Freed Abs Trust, Series 2018-2, Class A SEQ, 3.99%, 10/20/25(3)	283,342	285,582

	Principal Amount/Shares	Value
Global SC Finance II SRL, Series 2013-1A, Class A SEQ, 2.98%, 4/17/28(3)	$122,500	$122,708
Global SC Finance II SRL, Series 2014-1A, Class A2 SEQ, 3.09%, 7/17/29(3)	662,625	664,495
HERO Funding Trust, Series 2016-4A, Class A2 SEQ, 4.29%, 9/20/47(3)	460,733	483,760
HERO Funding Trust, Series 2017-2A, Class A2 SEQ, 4.07%, 9/20/48(3)	305,175	316,481
Hertz Fleet Lease Funding LP, Series 2018-1, Class A1, VRN, 2.44%, (1-month LIBOR plus 0.50%), 5/10/32(3)	879,025	879,498
Hertz Vehicle Financing II LP, Series 2016-2A, Class C, 4.99%, 3/25/22(3)	370,000	379,491
Hertz Vehicle Financing II LP, Series 2017-2A, Class B, 4.20%, 10/25/23(3)	1,475,000	1,535,861
Invitation Homes Trust, Series 2018-SFR2, Class D, VRN, 3.36%, (1-month LIBOR plus 1.45%), 6/17/37(3)	1,000,000	1,000,556
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.04%, (1-month LIBOR plus 1.15%), 7/17/37(3)	185,000	185,001
Invitation Homes Trust, Series 2018-SFR3, Class C, VRN, 3.19%, (1-month LIBOR plus 1.30%), 7/17/37(3)	370,000	369,812
Kabbage Funding LLC, Series 2019-1, Class C, 4.61%, 3/15/24(3)	635,571	644,819
Mariner Finance Issuance Trust, Series 2017-BA, Class A SEQ, 2.92%, 12/20/29(3)	700,000	702,283
Marlette Funding Trust, Series 2017-2A, Class C, 4.58%, 7/15/24(3)	1,000,000	1,005,508
Marlette Funding Trust, Series 2017-3A, Class B, 3.01%, 12/15/24(3)	640,359	640,769
Marlette Funding Trust, Series 2017-3A, Class C, 4.01%, 12/15/24(3)	500,000	504,245
Marlette Funding Trust, Series 2018-2A, Class C, 4.37%, 7/17/28(3)	850,000	867,129
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(3)	637,929	637,896
New Residential Mortgage LLC, Series 2018-FNT1, Class E, 4.89%, 5/25/23(3)	753,098	763,667
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class D, 4.40%, 1/14/28(3)	1,000,000	1,035,555
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 3/18/26(3)	515,767	516,803
OneMain Financial Issuance Trust, Series 2016-3A, Class A SEQ, 3.83%, 6/18/31(3)	475,000	489,443
OneMain Financial Issuance Trust, Series 2017-1A, Class D, 4.52%, 9/14/32(3)	2,500,000	2,533,284
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B, 3.02%, 6/20/32(3)	533,875	534,243
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	967,958	991,691
Sofi Consumer Loan Program Trust, Series 2018-2, Class B, 3.79%, 4/26/27(3)	650,000	666,966
TAL Advantage V LLC, Series 2014-1A, Class A SEQ, 3.51%, 2/22/39(3)	340,167	340,451
TAL Advantage V LLC, Series 2014-3A, Class A SEQ, 3.27%, 11/21/39(3)	152,500	152,962
Triton Container Finance IV LLC, Series 2017-2A, Class A SEQ, 3.62%, 8/20/42(3)	800,630	799,266
United Auto Credit Securitization Trust, Series 2018-2, Class D, 4.26%, 5/10/23(3)	1,000,000	1,015,079

		Principal Amount/Shares	Value
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2 SEQ, 4.07%, 2/16/43(3)		$1,475,000	$1,533,728
Vertical Bridge CC LLC, Series 2016-2A, Class A SEQ, 5.19%, 10/15/46(3)		967,184	995,188
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84%, 7/15/24(3)		1,000,000	1,010,059
TOTAL ASSET-BACKED SECURITIES (Cost $44,494,289)			44,994,387
CORPORATE BONDS — 13.9%
Airlines — 0.7%
Azul Investments LLP, 5.875%, 10/26/24		750,000	775,320
Virgin Australia Holdings Ltd., 7.875%, 10/15/21(2)(3)		500,000	515,000
Virgin Australia Holdings Ltd., 8.125%, 11/15/24(3)(4)		700,000	694,750
			1,985,070
Auto Components — 0.6%
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(2)(3)		1,000,000	855,000
Tenneco, Inc., 4.875%, 4/15/22	EUR	500,000	556,683
Tenneco, Inc., 5.00%, 7/15/26		$500,000	400,000
			1,811,683
Capital Markets — 0.3%
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26(3)		300,000	324,000
FS Energy & Power Fund, 7.50%, 8/15/23(3)		600,000	609,840
			933,840
Chemicals — 0.8%
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp., 12.25%, 11/15/26(3)(4)		250,000	251,875
FXI Holdings, Inc., 7.875%, 11/1/24(2)(3)		700,000	626,500
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(2)(3)		700,000	707,000
Tronox, Inc., 6.50%, 4/15/26(3)		700,000	674,625
			2,260,000
Commercial Services and Supplies — 0.7%
Cimpress NV, 7.00%, 6/15/26(2)(3)		500,000	530,000
LSC Communications, Inc., 8.75%, 10/15/23(2)(3)		2,000,000	1,370,000
			1,900,000
Communications Equipment — 0.2%
CommScope Technologies LLC, 6.00%, 6/15/25(3)		500,000	450,125
Distributors — 0.2%
Resideo Funding, Inc., 6.125%, 11/1/26(3)		500,000	505,000
Diversified Financial Services — 0.8%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24(2)(3)		1,250,000	1,265,625
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.25%, 6/3/26(2)(3)		1,000,000	1,030,000
			2,295,625
Diversified Telecommunication Services — 2.0%
Embarq Corp., 8.00%, 6/1/36(2)		1,000,000	995,000
Frontier Communications Corp., 8.00%, 4/1/27(2)(3)		1,500,000	1,578,750
Level 3 Financing, Inc., 5.25%, 3/15/26(2)		621,000	649,721

	Principal Amount/Shares	Value
Oi SA, 10.00% Cash or 8.00% Cash plus 4.00% PIK, 7/27/25 (Acquired 7/31/19 - 8/22/19, Cost $1,157,684)(1)(5)	$1,200,000	$1,090,500
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(2)(3)(6)	1,500,000	1,509,375
		5,823,346
Electronic Equipment, Instruments and Components — 0.1%
Sensata Technologies, Inc., 4.375%, 2/15/30(3)	200,000	201,875
Equity Real Estate Investment Trusts (REITs) — 0.6%
CoreCivic, Inc., 4.625%, 5/1/23	500,000	470,625
ESH Hospitality, Inc., 4.625%, 10/1/27(3)	500,000	502,550
GEO Group, Inc. (The), 5.875%, 1/15/22(2)	790,000	767,287
		1,740,462
Food and Staples Retailing — 0.2%
Rite Aid Corp., 6.125%, 4/1/23(3)	600,000	513,030
Food Products — 0.3%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(2)(3)	1,000,000	977,500
Health Care Providers and Services — 0.2%
Tenet Healthcare Corp., 4.875%, 1/1/26(3)	500,000	517,813
Internet and Direct Marketing Retail — 0.1%
GrubHub Holdings, Inc., 5.50%, 7/1/27(3)	200,000	188,000
IT Services — 0.2%
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(3)	500,000	516,875
Machinery — 0.2%
Wabash National Corp., 5.50%, 10/1/25(2)(3)	469,000	459,620
Media — 0.9%
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(3)	500,000	521,715
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26(3)	500,000	531,250
iHeartCommunications, Inc., 8.375%, 5/1/27(2)	670,000	721,925
Urban One, Inc., 7.375%, 4/15/22(2)(3)	750,000	727,500
		2,502,390
Metals and Mining — 0.4%
Allegheny Technologies, Inc., 7.875%, 8/15/23	500,000	546,400
Petra Diamonds US Treasury plc, 7.25%, 5/1/22	800,000	564,000
		1,110,400
Oil, Gas and Consumable Fuels — 1.4%
Buckeye Partners LP, 3.95%, 12/1/26	500,000	462,290
Cheniere Energy Partners LP, 4.50%, 10/1/29(2)(3)	500,000	511,875
Energy Ventures Gom LLC / EnVen Finance Corp., 11.00%, 2/15/23(3)	600,000	592,500
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25(2)	1,000,000	953,750
Gulfport Energy Corp., 6.00%, 10/15/24	300,000	194,250
Peabody Energy Corp., 6.00%, 3/31/22(3)	450,000	418,500
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(2)(3)	1,000,000	855,000
		3,988,165

		Principal Amount/Shares	Value
Real Estate Management and Development — 0.4%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(3)		$400,000	$379,068
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(2)(3)		833,000	822,588
			1,201,656
Road and Rail — 0.6%
Algeco Global Finance plc, 8.00%, 2/15/23(3)		600,000	594,000
XPO CNW, Inc., 6.70%, 5/1/34(2)		1,107,000	1,115,302
			1,709,302
Specialty Retail — 1.0%
eG Global Finance plc, 6.75%, 2/7/25(3)		750,000	752,812
Guitar Center, Inc., 9.50%, 10/15/21(3)		800,000	746,000
Hema Bondco I BV, VRN, 6.25%, (3-month EURIBOR plus 6.25%), 7/15/22(2)	EUR	500,000	408,306
Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26(2)(3)		$1,000,000	1,080,000
			2,987,118
Thrifts and Mortgage Finance — 0.7%
Freedom Mortgage Corp., 10.75%, 4/1/24(2)(3)		1,000,000	1,012,500
Freedom Mortgage Corp., 8.125%, 11/15/24(3)		600,000	565,500
Quicken Loans, Inc., 5.25%, 1/15/28(3)		500,000	517,500
			2,095,500
Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd., 8.75%, 5/25/24(2)(3)		1,000,000	952,500
TOTAL CORPORATE BONDS (Cost $40,166,809)			39,626,895
COLLATERALIZED LOAN OBLIGATIONS — 12.0%
Ares XLI CLO Ltd., Series 2016-41A, Class D, VRN, 6.20%, (3-month LIBOR plus 4.20%), 1/15/29(3)		2,500,000	2,494,926
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, VRN, 4.65%, (3-month LIBOR plus 2.65%), 10/15/30(3)		750,000	689,709
Atrium XII, Series 2012-A, Class DR, VRN, 4.75%, (3-month LIBOR plus 2.80%), 4/22/27(3)		2,000,000	1,954,405
Ballyrock CLO Ltd., Series 2018-1A, Class C, VRN, 5.12%, (3-month LIBOR plus 3.15%), 4/20/31(3)		800,000	748,483
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, VRN, 2.78%, (3-month LIBOR plus 0.78%), 7/18/27(3)		480,373	479,369
BlueMountain CLO Ltd., Series 2015-4A, Class FR, VRN, 9.97%, (3-month LIBOR plus 8.00%), 4/20/30(3)		750,000	639,668
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class D, VRN, 4.87%, (3-month LIBOR plus 2.90%), 10/20/31(3)		500,000	466,956
Bowman Park CLO Ltd., Series 2014-1A, Class AR, VRN, 3.33%, (3-month LIBOR plus 1.18%), 11/23/25(3)		218,083	218,430
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class DR, VRN, 4.60%, (3-month LIBOR plus 2.60%), 4/17/31(3)		1,000,000	892,474
CIFC Funding Ltd., Series 2013-1A, Class DR, VRN, 8.65%, (3-month LIBOR plus 6.65%), 7/16/30(3)		1,000,000	900,079
Cutwater Ltd., Series 2014-2A, Class CR, VRN, 5.75%, (3-month LIBOR plus 3.75%), 1/15/27(3)		1,500,000	1,489,092

	Principal Amount/Shares	Value
Garrison Funding Ltd., Series 2015-1A, Class CR, VRN, 6.03%, (3-month LIBOR plus 3.90%), 9/21/29(3)	$1,000,000	$986,825
Harbourview CLO VII Ltd., Series 2007-RA, Class D, VRN, 5.36%, (3-month LIBOR plus 3.36%), 7/18/31(3)	2,000,000	1,806,508
Highbridge Loan Management Ltd., Series 2011-A17, Class D, VRN, 6.33%, (3-month LIBOR plus 3.60%), 5/6/30(3)	1,750,000	1,676,311
Jamestown CLO IV Ltd., Series 2014-4A, Class CR, VRN, 4.65%, (3-month LIBOR plus 2.65%), 7/15/26(3)	1,000,000	991,509
Jamestown CLO XI Ltd., Series 2018-11A, Class C, VRN, 5.25%, (3-month LIBOR plus 3.25%), 7/14/31(3)	1,000,000	941,106
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class D, VRN, 4.60%, (3-month LIBOR plus 2.60%), 1/17/28(3)	1,000,000	962,128
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, VRN, 7.38%, (3-month LIBOR plus 5.44%), 1/27/26(3)	1,750,000	1,656,750
Midocean Credit CLO VII, Series 2017-7A, Class D, VRN, 5.88%, (3-month LIBOR plus 3.88%), 7/15/29(3)	1,000,000	986,279
Milos CLO Ltd., Series 2017-1A, Class D, VRN, 5.37%, (3-month LIBOR plus 3.40%), 10/20/30(3)	500,000	477,957
Mountain View CLO Ltd., Series 2015-9A, Class CR, VRN, 5.12%, (3-month LIBOR plus 3.12%), 7/15/31(3)	1,000,000	919,395
Northwoods Capital XVI Ltd., Series 2017-16A, Class D, VRN, 5.31%, (3-month LIBOR plus 3.15%), 11/15/30(3)	1,000,000	918,268
OCP CLO Ltd., Series 2015-8A, Class CR, VRN, 4.80%, (3-month LIBOR plus 2.80%), 4/17/27(3)	1,250,000	1,234,673
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class A1, VRN, 3.29%, (3-month LIBOR plus 1.32%), 3/17/30(3)	750,000	749,336
TICP CLO I Ltd., Series 2015-1A, Class F, VRN, 8.67%, (3-month LIBOR plus 6.70%), 7/20/27(3)	500,000	428,418
TICP CLO I-2 Ltd., Series 2018-IA, Class C, VRN, 4.98%, (3-month LIBOR plus 3.04%), 4/26/28(3)	1,000,000	949,145
TICP CLO Ltd., Series 2018-IIA, Class C, VRN, 4.92%, (3-month LIBOR plus 2.95%), 4/20/28(3)	1,000,000	977,647
TICP CLO VI Ltd., Series 2016-6A, Class DR, VRN, 5.30%, (3-month LIBOR plus 3.30%), 1/15/29(3)	1,000,000	991,204
TICP CLO X Ltd., Series 2018-10A, Class D, VRN, 4.77%, (3-month LIBOR plus 2.80%), 4/20/31(3)	1,000,000	932,310
Venture XVI CLO Ltd., Series 2014-16A, Class DRR, VRN, 4.51%, (3-month LIBOR plus 2.51%), 1/15/28(3)	1,000,000	941,921
Venture XVIII CLO Ltd., Series 2014-18A, Class DR, VRN, 5.10%, (3-month LIBOR plus 3.10%), 10/15/29(3)	1,000,000	930,366
Venture XXIV CLO Ltd., Series 2016-24A, Class E, VRN, 8.69%, (3-month LIBOR plus 6.72%), 10/20/28(3)	1,000,000	953,277
Voya CLO Ltd., Series 2014-1A, Class DR2, VRN, 8.00%, (3-month LIBOR plus 6.00%), 4/18/31(3)	500,000	436,530
York CLO 3 Ltd., Series 2016-1A, Class ER, VRN, 8.37%, (3-month LIBOR plus 6.40%), 10/20/29(3)	1,375,000	1,283,167
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $35,683,312)		34,104,621
BANK LOAN OBLIGATIONS(7) — 11.8%
Airlines — 0.2%
LifeMiles Ltd., Term Loan B, 7.30%, (1-month LIBOR plus 5.50%), 8/18/22	645,146	612,888
Auto Components — 0.3%
Adient US LLC, Term Loan B, 6.46%, (3-month LIBOR plus 4.25%), 5/6/24	125,000	122,343

		Principal Amount/Shares	Value
Adient US LLC, Term Loan B, 6.89%, (3-month LIBOR plus 4.25%), 5/6/24		$373,750	$365,808
Truck Hero, Inc., 1st Lien Term Loan, 5.54%, (1-month LIBOR plus 3.75%), 4/21/24		496,193	457,738
			945,889
Automobiles — 0.3%
Thor Industries, Inc., EUR Term Loan B, 4.00%, (1-month EURIBOR plus 4.00%), 2/1/26	EUR	685,504	759,443
Thor Industries, Inc., USD Term Loan B, 5.81%, (1-month LIBOR plus 3.75%), 2/1/26		$165,334	162,027
			921,470
Beverages — 0.3%
Sunshine Investments B.V., USD Term Loan B3, 5.41%, (3-month LIBOR plus 3.25%), 3/28/25		1,000,000	1,001,250
Capital Markets — 1.1%
Getty Images, Inc., 2019 EUR Term Loan B, 5.00%, (1-month EURIBOR plus 5.00%), 2/19/26	EUR	1,000,000	1,112,233
Jane Street Group, LLC, 2018 Term Loan B, 4.79%, (1-month LIBOR plus 3.00%), 8/25/22		$997,481	995,401
Jefferies Finance LLC, 2019 Term Loan, 5.75%, (1-month LIBOR plus 3.75%), 6/3/26		997,500	981,291
			3,088,925
Chemicals — 0.2%
Hexion Inc, USD Exit Term Loan, 5.60%, (3-month LIBOR plus 3.50%), 7/1/26		698,250	696,941
Commercial Services and Supplies — 0.2%
4L Technologies Inc., 1st Lien Term Loan, 6.29%, (1-month LIBOR plus 4.50%), 5/8/20		647,466	349,499
Constellis Holdings, LLC, 2017 1st Lien Term Loan, 6.86%, (2-month LIBOR plus 5.00%), 4/21/24		757	399
Constellis Holdings, LLC, 2017 1st Lien Term Loan, 6.93%, (3-month LIBOR plus 5.00%), 4/21/24		295,172	155,703
			505,601
Construction and Engineering — 0.3%
PowerTeam Services, LLC, 2018 1st Lien Term Loan, 3/6/25(8)		1,000,000	872,500
Distributors — 0.2%
Spin Holdco Inc., 2017 Term Loan B, 5.25%, (3-month LIBOR plus 3.25%), 11/14/22		498,724	485,187
Diversified Consumer Services — 0.3%
KUEHG Corp., 2018 Incremental Term Loan, 5.85%, (3-month LIBOR plus 3.75%), 2/21/25		552,601	547,075
KUEHG Corp., 2018 Incremental Term Loan, 5.85%, (3-month LIBOR plus 3.75%), 2/21/25		192,370	190,447
			737,522
Diversified Financial Services — 0.7%
IG Investment Holdings, LLC, 2018 1st Lien Term Loan, 5.79%, (1-month LIBOR plus 4.00%), 5/23/25		746,222	736,431
MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.85%, (3-month LIBOR plus 2.75%), 6/7/23		1,000,000	940,510
Syniverse Holdings, Inc., 2018 1st Lien Term Loan, 6.92%, (3-month LIBOR plus 5.00%), 3/9/23		63,759	57,543
TNS, Inc., 2013 Term Loan B, 5.93%, (3-month LIBOR plus 4.00%), 8/14/22		247,086	242,968
			1,977,452

		Principal Amount/Shares	Value
Diversified Telecommunication Services — 1.7%
Connect Finco Sarl, Term Loan B, 9/23/26(8)		$600,000	$591,843
Coral-US Co-Borrower, LLC, Term Loan B4, 5.04%, (1-month LIBOR plus 3.25%), 1/30/26		874,667	878,310
Frontier Communications Corp., 2017 Term Loan B1, 5.54%, (1-month LIBOR plus 3.75%), 6/15/24		475,413	474,641
Intelsat Jackson Holdings S.A., 2017 Term Loan B3, 5.68%, (6-month LIBOR plus 3.75%), 11/27/23		1,099,619	1,099,624
Windstream Services, LLC, Repriced Term Loan B6, 9.75%, (Prime plus 5.00%), 3/29/21(6)		1,323,523	1,342,548
Windstream Services, LLC, Term Loan B7, 9.00%, (Prime plus 4.25%), 2/17/24(6)		552,254	553,787
			4,940,753
Energy Equipment and Services — 0.3%
McDermott Technology Americas Inc, 2018 1st Lien Term Loan, 7.10%, (3-month LIBOR plus 5.00%), 5/9/25		698,228	424,348
McDermott Technology Americas Inc, Super Priority Term Loan, 10/21/21(8)		290,538	299,496
			723,844
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc., 2017 Term Loan B, 6.79%, (1-month LIBOR plus 5.00%), 10/24/22		216,441	208,894
Food and Staples Retailing†
Moran Foods LLC, Term Loan, 8.10%, (3-month LIBOR plus 6.00%), 12/5/23		128,950	53,054
Health Care Equipment and Supplies — 0.3%
Lifescan Global Corporation, 2018 1st Lien Term Loan, 8.06%, (6-month LIBOR plus 6.00%), 10/1/24		946,565	849,542
Lifescan Global Corporation, 2018 1st Lien Term Loan, 8.09%, (3-month LIBOR plus 6.00%), 10/1/24		17,812	15,986
			865,528
Health Care Providers and Services — 0.6%
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 5.54%, (1-month LIBOR plus 3.75%), 10/10/25		248,125	201,524
Kindred Healthcare LLC, 2018 1st Lien Term Loan, 6.81%, (1-month LIBOR plus 5.00%), 6/19/25		702,638	702,638
Tivity Health Inc, Term Loan A, 6.04%, (1-month LIBOR plus 4.25%), 3/8/24		825,000	824,484
			1,728,646
Hotels, Restaurants and Leisure — 0.6%
Areas Worldwide SA, EUR Term Loan B, 4.75%, (1-month EURIBOR plus 4.75%), 7/2/26	EUR	1,000,000	1,120,179
Mohegan Tribal Gaming Authority, 2016 Term Loan A, 5.54%, (1-month LIBOR plus 3.75%), 10/13/21		$480,076	466,375
			1,586,554
Industrial Conglomerates — 0.2%
Travelport Finance (Luxembourg) S.a.r.l., 2019 Term Loan, 7.10%, (3-month LIBOR plus 5.00%), 5/29/26		500,000	467,188
Interactive Media and Services — 0.3%
MH Sub I, LLC, 2017 1st Lien Term Loan, 5.54%, (1-month LIBOR plus 3.75%), 9/13/24		755,081	737,737
Internet and Direct Marketing Retail — 0.3%
Lands' End, Inc., Term Loan B, 5.04%, (1-month LIBOR plus 3.25%), 4/4/21		890,826	860,204

		Principal Amount/Shares	Value
IT Services — 0.3%
Blackhawk Network Holdings, Inc, 2018 1st Lien Term Loan, 4.79%, (1-month LIBOR plus 3.00%), 6/15/25		$992,462	$985,907
Media — 0.1%
Checkout Holding Corp., First Out Term Loan, 9.35%, (1-month LIBOR plus 7.50%), 2/15/23		44,424	36,844
Checkout Holding Corp., Last Out Term Loan, 2.85%, (1-month LIBOR plus 1.00% Cash and 9.50% PIK), 8/15/23		57,699	25,460
Gamma Infrastructure III B.V., EUR 1st Lien Term Loan B, 3.50%, (6-month EURIBOR plus 3.50%), 1/9/25	EUR	163,587	181,537
			243,841
Oil, Gas and Consumable Fuels — 0.5%
California Resources Corporation, 2017 1st Lien Term Loan, 6.55%, (1-month LIBOR plus 4.75%), 12/31/22		$750,000	649,125
EMG Utica, LLC, Term Loan, 5.54%, (1-month LIBOR plus 3.75%), 3/27/20		494,832	492,358
Murray Energy Corporation, 2018 Term Loan B2, 9.35%, (3-month LIBOR plus 7.25%), 10/17/22(6)(10)		868,059	285,865
			1,427,348
Pharmaceuticals — 0.1%
Alvogen Pharma US, Inc., 2018 Term Loan B, 6.54%, (1-month LIBOR plus 4.75%), 4/2/22		480,769	419,873
Professional Services — 0.3%
Dun & Bradstreet Corporation (The), Term Loan, 6.80%, (1-month LIBOR plus 5.00%), 2/6/26		1,000,000	1,004,060
Road and Rail — 0.3%
Daseke, Inc., 2017 Term Loan B, 6.79%, (1-month LIBOR plus 5.00%), 2/27/24		494,962	469,596
Savage Enterprises LLC, 2018 1st Lien Term Loan B, 5.93%, (1-month LIBOR plus 4.00%), 8/1/25		295,381	298,057
			767,653
Software — 0.4%
STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 7.04%, (1-month LIBOR plus 5.25%), 6/30/22		491,348	491,552
Weld North Education, LLC, Term Loan B, 6.36%, (3-month LIBOR plus 4.25%), 2/15/25		633,778	631,401
			1,122,953
Specialty Retail — 0.6%
84 Lumber Company, 2017 Term Loan B, 7.07%, (1-month LIBOR plus 5.25%), 10/25/23		474,892	475,880
Jo-Ann Stores, Inc., 2016 Term Loan, 6.93%, (3-month LIBOR plus 5.00%), 10/20/23		498,666	382,414
PetSmart, Inc., Consenting Term Loan, 5.93%, (1-month LIBOR plus 4.00%), 3/11/22		418,858	409,346
Serta Simmons Bedding, LLC, 1st Lien Term Loan, 5.35%, (1-month LIBOR plus 3.50%), 11/8/23		220,408	131,253
Serta Simmons Bedding, LLC, 1st Lien Term Loan, 5.42%, (1-month LIBOR plus 3.50%), 11/8/23		774,477	461,201
			1,860,094
Textiles, Apparel and Luxury Goods — 0.3%
Strategic Partners Acquisition Corp., 2016 Term Loan, 5.54%, (1-month LIBOR plus 3.75%), 6/30/23		859,814	860,889

	Principal Amount/Shares	Value
Wireless Telecommunication Services — 0.4%
Digicel International Finance Limited, 2017 Term Loan B, 5.34%, (6-month LIBOR plus 3.25%), 5/28/24	$694,685	$594,206
Sprint Communications, Inc., 2018 Term Loan B, 4.81%, (1-month LIBOR plus 3.00%), 2/2/24	493,756	491,596
		1,085,802
TOTAL BANK LOAN OBLIGATIONS (Cost $35,543,986)		33,796,447
COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class F, VRN, 4.74%, (1-month LIBOR plus 2.83%), 9/15/34(3)	1,000,000	1,008,790
Ashford Hospitality Trust, Series 2018-ASHF, Class E, VRN, 5.01%, (1-month LIBOR plus 3.10%), 4/15/35(3)	1,500,000	1,510,564
BBCMS Trust, Series 2018-CBM, Class D, VRN, 4.30%, (1-month LIBOR plus 2.39%), 7/15/37(3)	1,000,000	1,007,353
BHMS, Series 2018-ATLS, Class C, VRN, 3.81%, (1-month LIBOR plus 1.90%), 7/15/35(3)	2,000,000	2,008,380
BX Commercial Mortgage Trust, Series 2019-IMC, Class E, VRN, 4.07%, (1-month LIBOR plus 2.15%), 4/15/34(3)	2,490,000	2,507,156
BX Trust, Series 2017-SLCT, Class E, VRN, 5.06%, (1-month LIBOR plus 3.15%), 7/15/34(3)	1,700,000	1,719,285
BX Trust, Series 2017-SLCT, Class F, VRN, 6.16%, (1-month LIBOR plus 4.25%), 7/15/34(3)	850,000	858,028
BX Trust, Series 2018-BILT, Class E, VRN, 4.33%, (1-month LIBOR plus 2.42%), 5/15/30(3)	1,000,000	1,003,069
BX Trust, Series 2018-GW, Class F, VRN, 4.33%, (1-month LIBOR plus 2.42%), 5/15/35(3)	1,000,000	1,007,305
BXP Trust, Series 2017-CQHP, Class E, VRN, 4.91%, (1-month LIBOR plus 3.00%), 11/15/34(3)	1,000,000	1,001,180
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E, VRN, 4.35%, 10/15/34(3)	1,000,000	1,040,101
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, VRN, 2.99%, (1-month LIBOR plus 1.07%), 12/15/37(3)	900,000	903,857
CHT Mortgage Trust, Series 2017-CSMO, Class F, VRN, 5.66%, (1-month LIBOR plus 3.74%), 11/15/36(3)	1,000,000	1,005,762
GS Mortgage Securities Corp. II, Series 2012-TMSQ, Class D, VRN, 3.46%, 12/10/30(3)	1,422,000	1,444,181
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F, VRN, 3.71%, (1-month LIBOR plus 1.80%), 7/15/32(3)	1,000,000	1,002,255
Hawaii Hotel Trust, Series 2019-MAUI, Class F, VRN, 4.66%, (1-month LIBOR plus 2.75%), 5/15/38(3)	1,000,000	1,007,899
Hilton Orlando Trust, Series 2018-ORL, Class E, VRN, 4.56%, (1-month LIBOR plus 2.65%), 12/15/34(3)	1,000,000	1,007,648
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class D, VRN, 3.62%, (1-month LIBOR plus 1.71%), 6/15/35(3)	1,000,000	1,002,236
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class D, VRN, 3.76%, 1/5/31(3)	1,000,000	1,026,558
Lone Star Portfolio Trust, Series 2015-LSP, Class E, VRN, 7.76%, (1-month LIBOR plus 5.85%), 9/15/28(3)	1,279,834	1,294,003
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class D, VRN, 4.91%, 4/15/47(3)	1,250,000	1,325,194
Morgan Stanley Capital I Trust, Series 2018-BOP, Class F, VRN, 4.41%, (1-month LIBOR plus 2.50%), 8/15/33(3)	1,000,000	1,004,036
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 4/13/33(3)	1,575,000	1,521,448
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $27,871,464)		28,216,288

	Principal Amount/Shares	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC6, Class A2, VRN, 2.22%, (1-month LIBOR plus 0.40%), 11/25/34	$918,869	$837,510
COLT 2019-1 Mortgage Loan Trust, Series 2019-1, Class A2 SEQ, VRN, 3.91%, 3/25/49(3)	951,621	966,983
COLT Mortgage Loan Trust, Series 2019-2, Class A2 SEQ, VRN, 3.44%, 5/25/49(3)	531,257	541,470
Sequoia Mortgage Trust, Series 2018-CH4, Class A19, VRN, 4.50%, 10/25/48(3)	235,823	244,727
Sequoia Mortgage Trust, Series 2019-CH1, Class A19, VRN, 4.50%, 3/25/49(3)	534,451	546,407
		3,137,097
U.S. Government Agency Collateralized Mortgage Obligations — 2.9%
FHLMC, Series 2015-DN1, Class M3, VRN, 5.97%, (1-month LIBOR plus 4.15%), 1/25/25	1,195,987	1,238,696
FHLMC, Series 2015-HQA2, Class M2, VRN, 4.62%, (1-month LIBOR plus 2.80%), 5/25/28	1,227,641	1,234,855
FNMA, Series 2016-C05, Class 2M2, VRN, 6.27%, (1-month LIBOR plus 4.45%), 1/25/29	1,342,749	1,414,429
FNMA, Series 2016-C06, Class 1M2, VRN, 6.07%, (1-month LIBOR plus 4.25%), 4/25/29	1,500,000	1,596,398
FNMA, Series 2017-C06, Class 1M2, VRN, 4.47%, (1-month LIBOR plus 2.65%), 2/25/30	1,000,000	1,022,063
FNMA, Series 2018-C03, Class 1M2, VRN, 3.97%, (1-month LIBOR plus 2.15%), 10/25/30	1,000,000	1,006,442
GNMA, Series 2012-87, IO, VRN, 0.46%, 8/16/52	4,652,605	98,850
GNMA, Series 2012-99, IO, SEQ, VRN, 0.52%, 10/16/49	3,942,498	102,144
GNMA, Series 2014-126, IO, SEQ, VRN, 0.73%, 2/16/55	4,100,683	187,929
GNMA, Series 2014-126, IO, SEQ, VRN, 0.94%, 2/16/55	5,046,994	271,775
GNMA, Series 2015-85, IO, VRN, 0.56%, 7/16/57	5,567,782	210,002
		8,383,583
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,115,656)		11,520,680
EXCHANGE-TRADED FUNDS — 3.0%
iShares Mortgage Real Estate ETF	143,320	6,202,890
SPDR S&P Oil & Gas Exploration & Production ETF	110,200	2,327,424
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,464,705)		8,530,314
PREFERRED STOCKS — 2.5%
Equity Real Estate Investment Trusts (REITs) — 2.3%
American Homes 4 Rent, 5.875%	9,600	254,880
American Homes 4 Rent, 5.875%	13,233	345,911
American Homes 4 Rent, 6.25%	16,968	456,948
Colony Capital, Inc., 7.125%	8,746	208,942
Colony Capital, Inc., 8.75%	7,945	202,677
Digital Realty Trust, Inc., 5.25%	17,677	461,546
Monmouth Real Estate Investment Corp., 6.125%	23,899	597,475
Pebblebrook Hotel Trust, 6.30%	17,476	447,036
Pebblebrook Hotel Trust, 6.375%	10,404	276,226

		Principal Amount/Shares	Value
PS Business Parks, Inc., 5.20%		12,363	$320,820
PS Business Parks, Inc., 5.25%		12,144	314,530
Public Storage, 4.90%		20,632	524,053
Public Storage, 5.125%		8,362	214,987
QTS Realty Trust, Inc., 7.125%		14,590	392,179
Rexford Industrial Realty, Inc., 5.875%		11,901	313,275
Rexford Industrial Realty, Inc., 5.875%		7,700	201,047
Spirit Realty Capital, Inc., 6.00%		2,325	60,752
Summit Hotel Properties, Inc., 6.25%		10,665	285,289
VEREIT, Inc., 6.70%		10,758	273,253
Vornado Realty Trust, 5.40%		14,021	354,731
			6,506,557
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Invesco Mortgage Capital, Inc., 7.50%		6,700	178,756
MFA Financial, Inc., 7.50%		13,905	355,551
			534,307
TOTAL PREFERRED STOCKS (Cost $6,695,304)			7,040,864
CONVERTIBLE BONDS†
Energy Equipment and Services†
CHC Group LLC / CHC Finance Ltd., 0.00%, 10/1/20 (Acquired 3/13/17, Cost $101,169)(5)(9) (Cost $101,169)		$114,377	34,313
TEMPORARY CASH INVESTMENTS — 10.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $30,682,121)		30,682,121	30,682,121
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 102.6% (Cost $291,668,388)			292,377,015
CORPORATE BONDS SOLD SHORT — (2.3)%
Energy Equipment and Services — (0.3)%
Precision Drilling Corp., 144A, 7.125%, 1/15/26		$(1,000,000)	(870,000)
Food Products — (0.3)%
Kraft Heinz Foods Co., 4.625%, 1/30/29		(800,000)	(874,164)
Oil, Gas and Consumable Fuels — (1.0)%
Continental Resources, Inc., 4.375%, 1/15/28		(1,000,000)	(1,032,162)
EQT Corp., 3.00%, 10/1/22		(1,000,000)	(954,412)
Range Resources Corp., 5.00%, 8/15/22		(1,000,000)	(950,000)
			(2,936,574)
Road and Rail — (0.7)%
Loxam SAS, 3.25%, 1/14/25	EUR	(1,000,000)	(1,114,742)
United Rentals North America, Inc., 6.50%, 12/15/26		$(700,000)	(760,375)
			(1,875,117)
TOTAL CORPORATE BONDS SOLD SHORT (Proceeds $6,581,577)			(6,555,855)
EXCHANGE-TRADED FUNDS SOLD SHORT — (0.7)%
iShares 7-10 Year Treasury Bond ETF (Proceeds $2,000,695)		(18,350)	(2,064,558)

	Principal Amount/Shares	Value
CONVERTIBLE BONDS SOLD SHORT — (0.6)%
Automobiles — (0.6)%
Tesla, Inc., 1.25%, 3/1/21 (Proceeds $1,746,658)	$(1,700,000)	$(1,852,310)
COMMON STOCKS SOLD SHORT — (0.3)%
Energy Equipment and Services†
Hi-Crush, Inc.	(21,100)	(25,109)
Pharmaceuticals — (0.1)%
Dr Reddy's Laboratories Ltd. ADR	(2,650)	(103,747)
Software — (0.1)%
SVMK, Inc.	(17,000)	(312,800)
Specialty Retail — (0.1)%
Carvana Co.	(3,500)	(283,780)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $639,684)		(725,436)
TOTAL SECURITIES SOLD SHORT (Proceeds $10,968,614)		(11,198,159)
OTHER ASSETS AND LIABILITIES — 1.3%		3,716,502
TOTAL NET ASSETS — 100.0%		$284,895,358

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,090,452	EUR	4,600,000	State Street Bank and Trust Co.	11/25/19	$(46,887)
USD	497,394	EUR	451,000	State Street Bank and Trust Co.	11/25/19	(6,288)
						$(53,175)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX)	260	November 2019	USD	260,000	$3,971,500	$(345,982)
S&P 500 E-Mini Consumer Staples Select Sector Index	100	December 2019	USD	10,000	6,138,000	(8,159)
					$10,109,500	$(354,141)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX)	247	December 2019	USD	247,000	$4,131,075	$193,451
Euro-Bund 10-Year Bonds	49	December 2019	EUR	4,900,000	9,386,630	239,244
Russell 2000 E-Mini Index	73	December 2019	USD	3,650	5,706,410	65,219
S&P 500 E-Mini	42	December 2019	USD	2,100	6,375,180	(46,057)
					$25,599,295	$451,857

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 31	Buy	(5.00)%	12/20/23		$16,800,000	$(642,784)	$(757,292)	$(1,400,076)
Markit CDX North America High Yield Index Series 32	Buy	(5.00)%	6/20/24		$3,960,000	(271,279)	(50,129)	(321,408)
Markit iTraxx Europe Crossover Index Series 31	Buy	(5.00)%	6/20/24	EUR	4,000,000	(474,577)	29,777	(444,800)
						$(1,388,640)	$(777,644)	$(2,166,284)

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
EURIBOR	-	Euro Interbank Offered Rate
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)	The security's rate was paid in cash at the last payment date.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts, securities sold short and/or swap agreements. At the period end, the aggregate value of securities pledged was $22,366,797.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $134,674,704, which represented 47.3% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,124,813, which represented 0.4% of total net assets.

(6)	Security is in default.

(7)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(8)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(9)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(10)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $291,668,388)	$292,377,015
Cash	10,692
Foreign currency holdings, at value (cost of $1,110,749)	1,120,358
Deposits with broker for swap agreements	818,454
Deposits with broker for futures contracts	1,385,887
Receivable for investments sold	7,400,799
Receivable for capital shares sold	737,440
Receivable for variation margin on futures contracts	100,513
Receivable for variation margin on swap agreements	46,349
Interest and dividends receivable	1,280,258
305,277,765

Liabilities
Securities sold short, at value (proceeds of $10,968,614)	11,198,159
Payable for investments purchased	7,887,409
Payable for capital shares redeemed	752,244
Payable for variation margin on futures contracts	39,931
Unrealized depreciation on forward foreign currency exchange contracts	53,175
Accrued management fees	347,205
Distribution and service fees payable	14,939
Interest expense payable on securities sold short	81,574
Fees and charges payable on borrowings for securities sold short	7,771
20,382,407

Net Assets	$284,895,358

Net Assets Consist of:
Capital (par value and paid-in surplus)	$287,870,643
Distributable earnings	(2,975,285)
$284,895,358

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$47,186,804	4,922,002	$9.59
I Class, $0.01 Par Value	$198,265,744	20,673,586	$9.59
Y Class, $0.01 Par Value	$13,113,965	1,367,220	$9.59
A Class, $0.01 Par Value	$9,737,276	1,015,900	$9.58*
C Class, $0.01 Par Value	$14,981,049	1,571,586	$9.53
R Class, $0.01 Par Value	$39,768	4,155	$9.57
R6 Class, $0.01 Par Value	$1,570,752	163,724	$9.59
*Maximum offering price $10.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Interest	$12,459,923
Dividends (net of foreign taxes withheld of $59,091)	3,475,773
15,935,696

Expenses:
Dividend expense on securities sold short	13,704
Interest expense on securities sold short	197,628
Fees and charges on borrowings for securities sold short	68,178
Management fees	5,364,136
Distribution and service fees:
A Class	28,943
C Class	157,907
R Class	130
Directors' fees and expenses	9,196
Other expenses	18,450
5,858,272
Fees waived(1)	(327,975)
5,530,297

Net investment income (loss)	10,405,399

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(227,384)
Securities sold short transactions	95,534
Forward foreign currency exchange contract transactions	287,653
Futures contract transactions	(3,539,050)
Swap agreement transactions	(246,598)
Foreign currency translation transactions	19,277
(3,610,568)

Change in net unrealized appreciation (depreciation) on:
Investments	3,023,332
Securities sold short	(261,578)
Forward foreign currency exchange contracts	(77,497)
Futures contracts	(345,883)
Swap agreements	(777,644)
Translation of assets and liabilities in foreign currencies	5,972
1,566,702

Net realized and unrealized gain (loss)	(2,043,866)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,361,533

(1)	Amount consists of $96,275, $190,890, $8,981, $12,735, $17,370, $28 and $1,696 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$10,405,399	$7,871,363
Net realized gain (loss)	(3,610,568)	572,418
Change in net unrealized appreciation (depreciation)	1,566,702	(4,891,751)
Net increase (decrease) in net assets resulting from operations	8,361,533	3,552,030

Distributions to Shareholders
From earnings:
Investor Class	(3,026,992)	(3,621,683)
I Class	(6,172,501)	(3,697,648)
Y Class	(312,923)	(34,132)
A Class	(368,895)	(309,010)
C Class	(381,551)	(338,648)
R Class	(846)	(207)
R6 Class	(57,924)	(14,478)
Decrease in net assets from distributions	(10,321,632)	(8,015,806)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,446,114)	16,638,755

Net increase (decrease) in net assets	(4,406,213)	12,174,979

Net Assets
Beginning of period	289,301,571	277,126,592
End of period	$284,895,358	$289,301,571

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Exchange-traded notes and equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP assists the investment advisor in making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were ArrowMark Colorado Holdings LLC, Good Hill Partners LP, Marathon Asset Management, LP and Timbercreek Investment Management (U.S.) LLC. Effective December 3, 2018, Marathon Asset Management, LP was added as a subadvisor to the fund. Effective January 15, 2019, BCSF Advisors, LP was removed as a subadvisor to the fund. PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2019, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to to continue until July 31, 2020 and cannot terminate it without the approval of the Board of Directors. Effective August 1, 2019, the investment advisor decreased the annual management fee by 0.30%.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended October 31, 2019 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	1.70%	1.92%	1.81%
I Class	1.50%	1.72%	1.61%
Y Class	1.35%	1.57%	1.46%
A Class	1.70%	1.92%	1.81%
C Class	1.70%	1.92%	1.81%
R Class	1.70%	1.92%	1.81%
R6 Class	1.35%	1.57%	1.46%
*Prior to August 1, 2019, the annual management fee was 2.00% for the Investor Class, A Class, C Class and R Class, 1.80% for the I Class and 1.65% for the Y Class and R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2019 totaled $298,750,579, of which $5,606,539 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2019 totaled $318,542,192, of which $6,929,896 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		90,000,000
Sold	6,138,617	$59,164,040	7,410,245	$72,554,413
Issued in reinvestment of distributions	317,039	3,016,584	368,063	3,591,393
Redeemed	(14,626,399)	(141,483,457)	(7,607,664)	(74,518,593)
	(8,170,743)	(79,302,833)	170,644	1,627,213
I Class/Shares Authorized	160,000,000		90,000,000
Sold	18,036,004	174,400,734	7,580,804	74,290,441
Issued in reinvestment of distributions	645,406	6,172,406	378,902	3,697,648
Redeemed	(11,413,366)	(109,901,184)	(6,229,732)	(61,011,365)
	7,268,044	70,671,956	1,729,974	16,976,724
Y Class/Shares Authorized	30,000,000		70,000,000
Sold	971,992	9,383,347	408,264	3,998,407
Issued in reinvestment of distributions	32,680	312,923	3,489	34,132
Redeemed	(42,754)	(412,308)	(6,974)	(68,229)
	961,918	9,283,962	404,779	3,964,310
A Class/Shares Authorized	30,000,000		25,000,000
Sold	536,366	5,139,494	666,452	6,516,756
Issued in reinvestment of distributions	38,515	367,286	31,507	307,419
Redeemed	(801,635)	(7,700,149)	(834,537)	(8,159,603)
	(226,754)	(2,193,369)	(136,578)	(1,335,428)
C Class/Shares Authorized	30,000,000		25,000,000
Sold	235,654	2,245,061	523,348	5,095,186
Issued in reinvestment of distributions	40,042	380,350	34,274	332,884
Redeemed	(380,040)	(3,642,749)	(800,606)	(7,785,689)
	(104,344)	(1,017,338)	(242,984)	(2,357,619)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	5,763	55,478	1,258	12,352
Issued in reinvestment of distributions	89	846	21	207
Redeemed	(2,508)	(24,320)	(81,253)	(793,862)
	3,344	32,004	(79,974)	(781,303)
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	9,983	96,528	154,428	1,515,468
Issued in reinvestment of distributions	6,062	57,924	1,479	14,478
Redeemed	(7,728)	(74,948)	(304,706)	(2,985,088)
	8,317	79,504	(148,799)	(1,455,142)
Net increase (decrease)	(260,218)	$(2,446,114)	1,697,062	$16,638,755

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$44,748,515	$9,081,570	—
Asset-Backed Securities	—	44,994,387	—
Corporate Bonds	—	39,626,895	—
Collateralized Loan Obligations	—	34,104,621	—
Bank Loan Obligations	—	33,796,447	—
Commercial Mortgage-Backed Securities	—	28,216,288	—
Collateralized Mortgage Obligations	—	11,520,680	—
Exchange-Traded Funds	8,530,314	—	—
Preferred Stocks	7,040,864	—	—
Convertible Bonds	—	34,313	—
Temporary Cash Investments	30,682,121	—	—
	$91,001,814	$201,375,201	—
Other Financial Instruments
Futures Contracts	$258,670	$239,244	—

Liabilities
Securities Sold Short
Corporate Bonds Sold Short	—	$6,555,855	—
Exchange-Traded Funds Sold Short	$2,064,558	—	—
Convertible Bonds Sold Short	—	1,852,310	—
Common Stocks Sold Short	725,436	—	—
	$2,789,994	$8,408,165	—
Other Financial Instruments
Futures Contracts	$400,198	—	—
Swap Agreements	—	$2,166,284	—
Forward Foreign Currency Exchange Contracts	—	53,175	—
	$400,198	$2,219,459	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $21,810,280.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $271,750 futures contracts purchased and $179,679 futures contracts sold.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,044,226.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $8,296,808 futures contracts sold.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$46,349	Payable for variation margin on swap agreements*	—
Equity Price Risk	Receivable for variation margin on futures contracts*	78,767	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$53,175
Interest Rate Risk	Receivable for variation margin on futures contracts*	21,746	Payable for variation margin on futures contracts*	39,931
		$146,862		$93,106

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(246,598)	Change in net unrealized appreciation (depreciation) on swap agreements	$(777,644)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(2,845,612)	Change in net unrealized appreciation (depreciation) on futures contracts	(622,285)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	287,653	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(77,497)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(693,438)	Change in net unrealized appreciation (depreciation) on futures contracts	276,402
		$(3,497,995)		$(1,201,024)

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$10,321,632	$8,015,806
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$292,562,551
Gross tax appreciation of investments	$7,000,582
Gross tax depreciation of investments	(7,186,118)
Net tax appreciation (depreciation) of investments	(185,536)
Gross tax appreciation on securities sold short	142,367
Gross tax depreciation on securities sold short	(371,912)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	20,881
Net tax appreciation (depreciation)	$(394,200)
Undistributed ordinary income	$1,740,724
Accumulated short-term capital losses	$(631,025)
Accumulated long-term capital losses	$(3,690,784)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on swap agreements and investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.65	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.59	2.74%	1.91%	2.02%	3.43%	3.32%	111%	$47,187
2018	$9.80	0.29	(0.14)	0.15	(0.30)	—(4)	(0.30)	$9.65	1.66%	1.91%	2.01%	2.99%	2.89%	83%	$126,369
2017	$9.48	0.22	0.29	0.51	(0.19)	—	(0.19)	$9.80	5.45%	1.94%	2.02%	2.33%	2.25%	65%	$126,656
2016	$9.61	0.24	0.04	0.28	(0.41)	—	(0.41)	$9.48	3.03%	2.00%	2.01%	2.57%	2.56%	98%	$41,447
2015(5)	$10.00	0.10	(0.49)	(0.39)	—	—	—	$9.61	(3.90)%	2.00%(6)	2.00%(6)	2.55%(6)	2.55%(6)	23%	$21,898
I Class
2019	$9.66	0.35	(0.07)	0.28	(0.35)	—	(0.35)	$9.59	2.95%	1.71%	1.82%	3.63%	3.52%	111%	$198,266
2018	$9.80	0.31	(0.13)	0.18	(0.32)	—(4)	(0.32)	$9.66	1.87%	1.71%	1.81%	3.19%	3.09%	83%	$129,431
2017	$9.48	0.27	0.26	0.53	(0.21)	—	(0.21)	$9.80	5.66%	1.74%	1.82%	2.53%	2.45%	65%	$114,472
2016	$9.61	0.26	0.05	0.31	(0.44)	—	(0.44)	$9.48	3.19%	1.80%	1.81%	2.77%	2.76%	98%	$7,111
2015(5)	$10.00	0.11	(0.50)	(0.39)	—	—	—	$9.61	(3.80)%	1.80%(6)	1.80%(6)	2.75%(6)	2.75%(6)	23%	$5,769
Y Class
2019	$9.66	0.37	(0.08)	0.29	(0.36)	—	(0.36)	$9.59	3.10%	1.56%	1.67%	3.78%	3.67%	111%	$13,114
2018	$9.81	0.33	(0.15)	0.18	(0.33)	—(4)	(0.33)	$9.66	1.92%	1.56%	1.66%	3.34%	3.24%	83%	$3,914
2017(7)	$9.69	0.15	0.10	0.25	(0.13)	—	(0.13)	$9.81	2.61%	1.59%(6)	1.67%(6)	2.80%(6)	2.72%(6)	65%(8)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$9.65	0.30	(0.06)	0.24	(0.31)	—	(0.31)	$9.58	2.38%	2.16%	2.27%	3.18%	3.07%	111%	$9,737
2018	$9.80	0.27	(0.14)	0.13	(0.28)	—(4)	(0.28)	$9.65	1.41%	2.16%	2.26%	2.74%	2.64%	83%	$11,992
2017	$9.48	0.18	0.31	0.49	(0.17)	—	(0.17)	$9.80	5.19%	2.19%	2.27%	2.08%	2.00%	65%	$13,515
2016	$9.60	0.22	0.04	0.26	(0.38)	—	(0.38)	$9.48	2.80%	2.25%	2.26%	2.32%	2.31%	98%	$20,328
2015(5)	$10.00	0.09	(0.49)	(0.40)	—	—	—	$9.60	(4.00)%	2.25%(6)	2.25%(6)	2.30%(6)	2.30%(6)	23%	$9,673
C Class
2019	$9.60	0.23	(0.07)	0.16	(0.23)	—	(0.23)	$9.53	1.73%	2.91%	3.02%	2.43%	2.32%	111%	$14,981
2018	$9.75	0.19	(0.14)	0.05	(0.20)	—(4)	(0.20)	$9.60	0.55%	2.91%	3.01%	1.99%	1.89%	83%	$16,086
2017	$9.43	0.12	0.30	0.42	(0.10)	—	(0.10)	$9.75	4.42%	2.94%	3.02%	1.33%	1.25%	65%	$18,705
2016	$9.57	0.14	0.05	0.19	(0.33)	—	(0.33)	$9.43	2.03%	3.00%	3.01%	1.57%	1.56%	98%	$12,129
2015(5)	$10.00	0.06	(0.49)	(0.43)	—	—	—	$9.57	(4.30)%	3.00%(6)	3.00%(6)	1.55%(6)	1.55%(6)	23%	$9,687
R Class
2019	$9.63	0.29	(0.07)	0.22	(0.28)	—	(0.28)	$9.57	2.23%	2.41%	2.52%	2.93%	2.82%	111%	$40
2018	$9.78	0.26	(0.16)	0.10	(0.25)	—(4)	(0.25)	$9.63	1.16%	2.41%	2.51%	2.49%	2.39%	83%	$8
2017	$9.46	0.16	0.30	0.46	(0.14)	—	(0.14)	$9.78	4.93%	2.44%	2.52%	1.83%	1.75%	65%	$790
2016	$9.59	0.19	0.04	0.23	(0.36)	—	(0.36)	$9.46	2.50%	2.50%	2.51%	2.07%	2.06%	98%	$1,956
2015(5)	$10.00	0.08	(0.49)	(0.41)	—	—	—	$9.59	(4.10)%	2.50%(6)	2.50%(6)	2.05%(6)	2.05%(6)	23%	$1,917

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$9.66	0.36	(0.07)	0.29	(0.36)	—	(0.36)	$9.59	2.99%	1.56%	1.67%	3.78%	3.67%	111%	$1,571
2018	$9.81	0.31	(0.13)	0.18	(0.33)	—(4)	(0.33)	$9.66	2.02%	1.56%	1.66%	3.34%	3.24%	83%	$1,501
2017	$9.48	0.25	0.31	0.56	(0.23)	—	(0.23)	$9.81	5.93%	1.59%	1.67%	2.68%	2.60%	65%	$2,983
2016	$9.62	0.27	0.04	0.31	(0.45)	—	(0.45)	$9.48	3.39%	1.65%	1.66%	2.92%	2.91%	98%	$4,157
2015(5)	$10.00	0.12	(0.50)	(0.38)	—	—	—	$9.62	(3.80)%	1.65%(6)	1.65%(6)	2.90%(6)	2.90%(6)	23%	$1,924

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

(5)	May 29, 2015 (fund inception) through October 31, 2015.

(6)	Annualized.

(7)	April 10, 2017 (commencement of sale) through October 31, 2017.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Income Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended October 31, 2019, 2018, 2017, 2016 and for the period May 29, 2015 (fund inception) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Income Fund of the American Century Capital Portfolios, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2019, 2018, 2017, 2016 and for the period May 29, 2015 (fund inception) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management and Subadvisory Agreements

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were ArrowMark Colorado Holdings, LLC; Good Hill Partners LP; Marathon Asset Management, L.P.; and Timbercreek Investment Management (U.S.) LLC (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to serve as a subadvisor for the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor, the Subadvisors and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including without limitation, the following:
Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services, including without limitation, the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.
Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to both a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.30%, and a temporary reduction of the fund's annual unified management fee of 0.11% (e.g., the Investor Class unified fee will be reduced from 1.70% to 1.59%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements with each Subadvisor, should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $1,015,720, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90982 1912

Annual Report

October 31, 2019

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ARYVX	28.60%	7.11%	7.81%	4/29/11
FTSE EPRA Nareit Global Index	—	20.59%	6.05%	6.43%	—
MSCI ACWI Index	—	12.59%	7.08%	7.06%	—
I Class	ARYNX	28.84%	7.31%	8.03%	4/29/11
Y Class	ARYYX	29.01%	—	12.76%	4/10/17
A Class	ARYMX				4/29/11
No sales charge		28.21%	6.82%	7.54%
With sales charge		20.79%	5.57%	6.79%
C Class	ARYTX	27.28%	6.03%	6.73%	4/29/11
R Class	ARYWX	27.90%	6.55%	7.27%	4/29/11
R5 Class	ARYGX	28.73%	—	12.57%	4/10/17
R6 Class	ARYDX	28.92%	7.45%	8.07%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $18,971

FTSE EPRA Nareit Global Index — $16,994

MSCI ACWI Index — $17,877

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.11%	0.91%	0.76%	1.36%	2.11%	1.61%	0.91%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned 28.60%* for the fiscal year ended October 31, 2019. By comparison, the FTSE EPRA Nareit Global Index (the fund’s benchmark) returned 20.59%, while the MSCI ACWI Index (a broad global stock market measure) returned 12.59%.

Global Real Estate Market Overview

Global real estate stocks rose for the 12-month period, while also outperforming the broader global equity market, as investors sought defensive investments in a volatile environment. Lower global bond yields also provided a tailwind for real estate investments, while many U.S. real estate companies provided steady or slightly accelerating earnings growth outlooks. Industrial was the strongest-performing sector of the index, as the build-out of e-commerce distribution networks fueled demand for infill industrial properties. Positive fundamentals also supported health care real estate, which also provided investors a defensive haven from market volatility. Lodging/resorts was the weakest-performing real estate sector, as rising operating costs and tepid top-line growth pressured lodging profit margins. The retail sector also lagged as e-commerce competition and retailer bankruptcies led to store closures and rising vacancy rates, especially for shopping malls.

The fund’s relative outperformance was driven by both stock selection and allocation decisions. Stock selection and an underweight in retail were particularly beneficial, as the fund avoided underperforming mall-based retailers that were notable index detractors. Stock selection and an overweight in industrial also aided relative performance. No individual sectors detracted from relative performance. From a geographic standpoint, fund holdings in the U.S. were strong relative contributors, while investments in Sweden detracted moderately.

U.S. Holdings Among Key Contributors

U.S.-based residential real estate investment trust (REIT) Sun Communities, one of the nation’s largest owners of manufactured housing communities, was a leading contributor to relative performance. The stock rose as the company reported solid financial results, supported by excellent supply/demand characteristics and a strong balance sheet. Affordability issues in some markets have also driven demand for lower cost housing alternatives, such as the manufactured home communities.

Americold Realty Trust, a new holding added during the year, was another top contributor. This U.S.-based industrial REIT invests in temperature-controlled supply chain facilities. In our view, the institutionalization of food distribution to grocers is improving the company’s ability to drive pricing power with high incremental returns. Americold is also expanding through strategic acquisitions as it capitalizes on industry consolidation.

Charter Hall Group, another standout contributor, is an Australia-based commercial real estate manager and property owner with investments in various asset classes. The stock rose as the company continued to report strong earnings, fueled by growth in assets under management and robust real estate operating performance. In our view, it remains positioned for robust long-term operating performance due to its expanding property portfolio.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Hong Kong-Based Property Developer Was a Top Detractor

Hong Kong-based real estate developer New World Development was a prominent detractor. The stock declined as political unrest and rioting in Hong Kong, combined with the U.S.-China trade war, sent the Hong Kong economy into a recession. We eliminated the position soon after the violence in Hong Kong escalated.

France-based office REIT Gecina also detracted. The stock lagged the broader real estate index as reduced European economic forecasts dampened expectations for office space demand in Paris. Elevated supply in the market is also putting pressure on the company’s ability to quickly lease up its developments. We continue to own the stock as we believe it offers an attractive valuation and above-average earnings growth potential because of the company’s well-located development pipeline in Paris.

CIFI Holdings Group, another detractor, is a residential real estate developer in mainland China. China-based property developers were challenged by tighter government policies and an economic slowdown worsened by the U.S.-China trade war. We eliminated the position as we believe margin pressures could weaken the company’s future earnings growth.

Outlook

We continue to see evidence of solid fundamentals for real estate, including positive supply/demand balances in many asset markets, as well as continued strong capital spending by technology companies investing in e-commerce distribution, towers and data centers. At the same time, we have remained mindful of investing in companies with solid balance sheet fundamentals and strong earnings growth prospects.

Industrial remains our largest sector overweight, as we believe the build-out of e-commerce distribution networks, especially to facilitate last-mile delivery, will drive sector investment. The fund also remains overweight in residential and office, and we added to our residential weighting as we believe supply/demand imbalances in some key residential markets have created opportunities.

We reduced exposure to retail, another sector underweight, as global economic weakness, trade conflicts and competition from online retailers have challenged the sector. Within retail, we have focused on net-lease REITs that acquire single-tenant, service-oriented properties such as car washes and fitness centers. We also reduced exposure to the diversified sector, moving to an underweight, as we believe excess supply could pressure near-term earnings for U.S. data center REITs, in particular.

From a regional standpoint, stock selection led to a moderate overweight in North America, as we added to our U.S. exposure. Stock selection also led to a reduced position in Europe, which ended the period as a regional underweight. The portfolio is underweight in Asia, although we added to our Japan weighting and ended the period modestly overweight in the country.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Prologis, Inc.	4.0%
Healthpeak Properties, Inc.	3.7%
Americold Realty Trust	3.3%
Sun Communities, Inc.	3.3%
Alexandria Real Estate Equities, Inc.	3.0%
Camden Property Trust	3.0%
Rexford Industrial Realty, Inc.	2.9%
Equity Residential	2.8%
Invitation Homes, Inc.	2.5%
Vonovia SE	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	54.3%
Foreign Common Stocks	43.7%
Rights	—*
Total Equity Exposure	98.0%
Temporary Cash Investments	4.6%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	(3.0)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	54.3%
Japan	10.6%
United Kingdom	4.3%
China	4.1%
Germany	3.9%
Australia	3.9%
Hong Kong	3.3%
Canada	2.8%
Singapore	2.4%
Netherlands	2.2%
Other Countries	6.2%
Cash and Equivalents*	2.0%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,127.90	$5.95	1.11%
I Class	$1,000	$1,128.70	$4.88	0.91%
Y Class	$1,000	$1,129.60	$4.08	0.76%
A Class	$1,000	$1,126.30	$7.29	1.36%
C Class	$1,000	$1,121.60	$11.28	2.11%
R Class	$1,000	$1,125.50	$8.63	1.61%
R5 Class	$1,000	$1,128.70	$4.88	0.91%
R6 Class	$1,000	$1,129.70	$4.08	0.76%
Hypothetical
Investor Class	$1,000	$1,019.61	$5.65	1.11%
I Class	$1,000	$1,020.62	$4.63	0.91%
Y Class	$1,000	$1,021.37	$3.87	0.76%
A Class	$1,000	$1,018.35	$6.92	1.36%
C Class	$1,000	$1,014.57	$10.71	2.11%
R Class	$1,000	$1,017.09	$8.19	1.61%
R5 Class	$1,000	$1,020.62	$4.63	0.91%
R6 Class	$1,000	$1,021.37	$3.87	0.76%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 98.0%
Australia — 3.9%
Charter Hall Group	134,101	$1,042,819
Goodman Group	163,356	1,617,909
NEXTDC Ltd.(1)(2)	84,574	372,609
		3,033,337
Belgium — 1.0%
Shurgard Self Storage SA	10,757	364,117
VGP NV	4,238	395,210
		759,327
Brazil — 0.7%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	78,000	525,316
Canada — 2.8%
Allied Properties Real Estate Investment Trust	18,005	732,449
Granite Real Estate Investment Trust	10,170	503,597
Northview Apartment Real Estate Investment Trust	25,516	559,101
Summit Industrial Income REIT(1)	43,722	424,904
		2,220,051
China — 4.1%
China Resources Land Ltd.	76,000	323,730
GDS Holdings Ltd. ADR(1)	24,856	1,035,998
Longfor Group Holdings Ltd.	199,500	825,808
Shimao Property Holdings Ltd.	181,500	608,993
Times China Holdings Ltd.	258,000	456,215
		3,250,744
France — 1.0%
Gecina SA	4,466	766,544
Germany — 3.9%
Aroundtown SA	57,669	486,624
LEG Immobilien AG	5,722	657,250
Vonovia SE	35,816	1,907,448
		3,051,322
Hong Kong — 3.3%
ESR Cayman Ltd.(1)	11,800	25,554
Link REIT	134,500	1,463,427
Sun Hung Kai Properties Ltd.	76,000	1,142,596
		2,631,577
India — 0.3%
Embassy Office Parks REIT	38,000	221,202
Japan — 10.6%
Advance Residence Investment Corp.	216	717,260
Comforia Residential REIT, Inc.	219	713,761
GLP J-Reit	671	875,549
Invesco Office J-Reit, Inc.	6,223	1,256,505

10

	Shares	Value
Mitsubishi Estate Co. Ltd.	84,100	$1,629,538
Mitsui Fudosan Co. Ltd.	56,100	1,434,164
Orix JREIT, Inc.	755	1,706,763
		8,333,540
Mexico — 0.7%
Corp. Inmobiliaria Vesta SAB de CV	328,428	553,000
Netherlands — 2.2%
InterXion Holding NV(1)	19,597	1,728,847
Philippines — 0.8%
Ayala Land, Inc.	694,000	662,917
Singapore — 2.4%
CapitaLand Commercial Trust	252,100	379,379
CapitaLand Ltd.	250,200	658,390
Mapletree Commercial Trust	492,800	843,549
		1,881,318
Spain — 0.6%
Inmobiliaria Colonial Socimi SA	39,425	509,472
Sweden — 1.1%
Fabege AB	58,760	877,099
United Kingdom — 4.3%
Safestore Holdings plc	91,643	831,887
Segro plc	151,262	1,655,108
UNITE Group plc (The)	60,774	885,877
		3,372,872
United States — 54.3%
Acadia Realty Trust	2,332	65,249
Agree Realty Corp.	22,340	1,759,722
Alexandria Real Estate Equities, Inc.	15,038	2,387,283
American Tower Corp.	3,041	663,181
Americold Realty Trust	64,763	2,596,349
Brixmor Property Group, Inc.	40,002	880,844
Camden Property Trust	20,585	2,354,306
Cousins Properties, Inc.	4,891	196,276
CyrusOne, Inc.	5,266	375,360
Equinix, Inc.	2,609	1,478,729
Equity Residential	24,997	2,216,234
Essential Properties Realty Trust, Inc.	36,333	932,305
Extra Space Storage, Inc.	3,557	399,344
Gaming and Leisure Properties, Inc.	25,614	1,033,781
Healthpeak Properties, Inc.	76,888	2,892,527
Hudson Pacific Properties, Inc.	31,748	1,140,388
Invitation Homes, Inc.	63,670	1,960,399
Kilroy Realty Corp.	17,353	1,456,437
Prologis, Inc.	35,522	3,117,411
Rexford Industrial Realty, Inc.	46,715	2,246,524
Ryman Hospitality Properties, Inc.	9,046	761,402
SBA Communications Corp.	3,256	783,556

11

	Shares	Value
Spirit Realty Capital, Inc.	28,038	$1,397,414
STORE Capital Corp.	43,741	1,771,511
Sun Communities, Inc.	15,772	2,565,316
UDR, Inc.	35,543	1,786,036
VICI Properties, Inc.	67,799	1,596,666
Welltower, Inc.	19,868	1,801,829
		42,616,379
TOTAL COMMON STOCKS (Cost $60,864,339)		76,994,864
RIGHTS†
Singapore†
Mapletree Commerical Trust(1) (Cost $—)	18,332	1,213
TEMPORARY CASH INVESTMENTS — 4.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $2,733,915), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $2,677,080)		2,676,968
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $915,825), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $893,016)		893,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,665	1,665
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,571,633)		3,571,633
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $339,734)	339,734	339,734
TOTAL INVESTMENT SECURITIES — 103.0% (Cost $64,775,706)		80,907,444
OTHER ASSETS AND LIABILITIES — (3.0)%		(2,353,169)
TOTAL NET ASSETS — 100.0%		$78,554,275

SECTOR ALLOCATION
(as a % of net assets)
Diversified	22.6%
Residential	21.5%
Industrial	17.9%
Office	12.5%
Retail	10.6%
Health Care	6.0%
Specialty	3.3%
Self Storage	2.1%
Lodging/Resorts	1.0%
Data Centers	0.5%
Cash and Equivalents*	2.0%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

12

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $365,155. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $385,402, which includes securities collateral of $45,668.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $64,435,972) — including $365,155 of securities on loan	$80,567,710
Investment made with cash collateral received for securities on loan, at value (cost of $339,734)	339,734
Total investment securities, at value (cost of $64,775,706)	80,907,444
Foreign currency holdings, at value (cost of $11)	11
Receivable for investments sold	1,281,113
Receivable for capital shares sold	83,093
Dividends and interest receivable	120,048
Securities lending receivable	180
Other assets	314
82,392,203

Liabilities
Payable for collateral received for securities on loan	339,734
Payable for investments purchased	3,378,124
Payable for capital shares redeemed	59,039
Accrued management fees	58,641
Distribution and service fees payable	2,390
3,837,928

Net Assets	$78,554,275

Net Assets Consist of:
Capital (par value and paid-in surplus)	$61,963,463
Distributable earnings	16,590,812
$78,554,275

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$35,303,343	2,535,145	$13.93
I Class, $0.01 Par Value	$20,173,235	1,447,491	$13.94
Y Class, $0.01 Par Value	$16,809,683	1,204,861	$13.95
A Class, $0.01 Par Value	$1,771,114	127,358	$13.91*
C Class, $0.01 Par Value	$2,206,373	159,398	$13.84
R Class, $0.01 Par Value	$340,663	24,509	$13.90
R5 Class, $0.01 Par Value	$6,773	486	$13.94
R6 Class, $0.01 Par Value	$1,943,091	139,363	$13.94
*Maximum offering price $14.76 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $62,199)	$1,714,450
Interest	13,427
Securities lending, net	340
1,728,217

Expenses:
Management fees	637,097
Distribution and service fees:
A Class	4,770
C Class	22,345
R Class	1,167
Directors' fees and expenses	1,969
Other expenses	3,310
670,658
Fees waived(1)	(1,742)
668,916

Net investment income (loss)	1,059,301

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,222,788
Foreign currency translation transactions	(7,302)
2,215,486

Change in net unrealized appreciation (depreciation) on:
Investments	12,937,887
Translation of assets and liabilities in foreign currencies	1,942
12,939,829

Net realized and unrealized gain (loss)	15,155,315

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,214,616

(1)	Amount consists of $716, $498, $376, $43, $55, $8 and $46 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$1,059,301	$1,305,030
Net realized gain (loss)	2,215,486	3,588,062
Change in net unrealized appreciation (depreciation)	12,939,829	(5,429,135)
Net increase (decrease) in net assets resulting from operations	16,214,616	(536,043)

Distributions to Shareholders
From earnings:
Investor Class	(1,322,298)	(2,338,576)
I Class	(539,742)	(245,001)
Y Class	(215,983)	(196)
A Class	(68,764)	(87,066)
C Class	(62,401)	(77,272)
R Class	(5,647)	(3,174)
R5 Class	(208)	(190)
R6 Class	(58,775)	(33,507)
Decrease in net assets from distributions	(2,273,818)	(2,784,982)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,141,056)	(11,028,014)

Net increase (decrease) in net assets	9,799,742	(14,349,039)

Net Assets
Beginning of period	68,754,533	83,103,572
End of period	$78,554,275	$68,754,533

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$339,734	—	—	—	$339,734
Gross amount of recognized liabilities for securities lending transactions					$339,734

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the period ended October 31, 2019.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.11%	0.91%	0.76%	1.11%	1.11%	1.11%	0.91%	0.76%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $70,398 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(3,073) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $75,235,915 and $80,859,174, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	883,706	$11,517,118	905,146	$10,647,692
Issued in reinvestment of distributions	119,326	1,310,194	198,026	2,326,804
Redeemed	(2,403,454)	(28,801,898)	(3,000,049)	(34,915,271)
	(1,400,422)	(15,974,586)	(1,896,877)	(21,940,775)
I Class/Shares Authorized	40,000,000		20,000,000
Sold	877,304	10,955,838	1,019,982	11,546,605
Issued in reinvestment of distributions	49,202	539,742	19,220	225,640
Redeemed	(741,554)	(8,837,423)	(350,846)	(4,104,589)
	184,952	2,658,157	688,356	7,667,656
Y Class/Shares Authorized	30,000,000		70,000,000
Sold	847,286	10,531,542	390,675	4,600,718
Issued in reinvestment of distributions	19,267	211,357	17	196
Redeemed	(47,288)	(605,519)	(5,547)	(64,296)
	819,265	10,137,380	385,145	4,536,618
A Class/Shares Authorized	20,000,000		15,000,000
Sold	9,492	118,974	36,611	433,779
Issued in reinvestment of distributions	5,915	65,004	7,096	83,451
Redeemed	(66,270)	(826,654)	(110,015)	(1,303,969)
	(50,863)	(642,676)	(66,308)	(786,739)
C Class/Shares Authorized	20,000,000		10,000,000
Sold	6,706	82,709	6,177	71,778
Issued in reinvestment of distributions	4,924	54,217	5,756	67,809
Redeemed	(63,254)	(772,620)	(108,373)	(1,268,217)
	(51,624)	(635,694)	(96,440)	(1,128,630)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	14,117	176,646	13,285	156,407
Issued in reinvestment of distributions	510	5,618	269	3,174
Redeemed	(3,451)	(43,337)	(10,557)	(124,932)
	11,176	138,927	2,997	34,649
R5 Class/Shares Authorized	20,000,000		30,000,000
Issued in reinvestment of distributions	19	208	17	190
R6 Class/Shares Authorized	25,000,000		20,000,000
Sold	35,578	447,728	65,917	773,410
Issued in reinvestment of distributions	5,363	58,775	2,857	33,507
Redeemed	(25,918)	(329,275)	(18,647)	(217,900)
	15,023	177,228	50,127	589,017
Net increase (decrease)	(472,474)	$(4,141,056)	(932,983)	$(11,028,014)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$3,033,337	—
Belgium	—	759,327	—
Brazil	—	525,316	—
Canada	—	2,220,051	—
China	$1,035,998	2,214,746	—
France	—	766,544	—
Germany	—	3,051,322	—
Hong Kong	—	2,631,577	—
India	—	221,202	—
Japan	—	8,333,540	—
Mexico	—	553,000	—
Philippines	—	662,917	—
Singapore	—	1,881,318	—
Spain	—	509,472	—
Sweden	—	877,099	—
United Kingdom	—	3,372,872	—
Other Countries	44,345,226	—	—
Rights	—	1,213	—
Temporary Cash Investments	1,665	3,569,968	—
Temporary Cash Investments - Securities Lending Collateral	339,734	—	—
	$45,722,623	$35,184,821	—

22

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$2,273,818	$2,784,982
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$67,423,517
Gross tax appreciation of investments	$13,583,444
Gross tax depreciation of investments	(99,517)
Net tax appreciation (depreciation) of investments	$13,483,927
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	181
Net tax appreciation (depreciation)	$13,484,108
Undistributed ordinary income	$2,302,862
Accumulated long-term gains	$803,842

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.25	0.20	2.90	3.10	(0.42)	—	(0.42)	$13.93	28.60%	1.12%	1.12%	1.58%	1.58%	118%	$35,303
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
I Class
2019	$11.26	0.22	2.91	3.13	(0.45)	—	(0.45)	$13.94	28.84%	0.92%	0.92%	1.78%	1.78%	118%	$20,173
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
Y Class
2019	$11.27	0.24	2.90	3.14	(0.46)	—	(0.46)	$13.95	29.01%	0.77%	0.77%	1.93%	1.93%	118%	$16,810
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
2017(3)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(4)	0.86%(4)	1.99%(4)	1.91%(4)	201%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$11.24	0.17	2.90	3.07	(0.40)	—	(0.40)	$13.91	28.21%	1.37%	1.37%	1.33%	1.33%	118%	$1,771
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
C Class
2019	$11.18	0.07	2.90	2.97	(0.31)	—	(0.31)	$13.84	27.28%	2.12%	2.12%	0.58%	0.58%	118%	$2,206
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
R Class
2019	$11.23	0.13	2.91	3.04	(0.37)	—	(0.37)	$13.90	27.90%	1.62%	1.62%	1.08%	1.08%	118%	$341
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$11.27	0.22	2.90	3.12	(0.45)	—	(0.45)	$13.94	28.73%	0.92%	0.92%	1.78%	1.78%	118%	$7
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
2017(3)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(4)	1.01%(4)	1.84%(4)	1.76%(4)	201%(5)	$5
R6 Class
2019	$11.27	0.24	2.89	3.13	(0.46)	—	(0.46)	$13.94	28.92%	0.77%	0.77%	1.93%	1.93%	118%	$1,943
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and five-year periods and at its benchmark for the three-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

32

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and at the top of the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $600, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,709, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $32,596 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 1912

Annual Report

October 31, 2019

NT Global Real Estate Fund
Investor Class (ANREX)
G Class (ANRHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANREX	28.60%	6.28%	3/19/15
FTSE EPRA Nareit Global Index	—	20.59%	5.70%	—
MSCI ACWI Index	—	12.59%	7.14%	—
G Class	ANRHX	30.03%	6.95%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $13,251

FTSE EPRA Nareit Global Index — $12,922

MSCI ACWI Index — $13,755

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.11%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned 30.03%* for the fiscal year ended October 31, 2019. By comparison, the FTSE EPRA Nariet Global Index (the fund’s benchmark) returned 20.59%, while the MSCI ACWI Index (a broad global stock market measure) returned 12.59%.

Global Real Estate Market Overview

Global real estate stocks rose for the 12-month period, while also outperforming the broader global equity market, as investors sought defensive investments in a volatile environment. Lower global bond yields also provided a tailwind for real estate investments, while many U.S. real estate companies provided steady or slightly accelerating earnings growth outlooks. Industrial was the strongest-performing sector of the index, as the build-out of e-commerce distribution networks fueled demand for infill industrial properties. Positive fundamentals also supported health care real estate, which also provided investors a defensive haven from market volatility. Lodging/resorts was the weakest-performing real estate sector, as rising operating costs and tepid top-line growth pressured lodging profit margins. The retail sector also lagged as e-commerce competition and retailer bankruptcies led to store closures and rising vacancy rates, especially for shopping malls.

The fund’s relative outperformance was driven by both stock selection and allocation decisions. Stock selection and an underweight in retail were particularly beneficial, as the fund avoided underperforming mall-based retailers that were notable index detractors. An overweight and stock selection in industrial also aided relative performance. No individual sectors detracted from relative performance. From a geographic standpoint, fund holdings in the U.S. were strong relative contributors, while investments in Sweden detracted moderately.

U.S. Holdings Among Key Contributors

U.S.-based residential real estate investment trust (REIT) Sun Communities, one of the nation’s largest owners of manufactured housing communities, was a leading contributor to relative performance. The stock rose as the company reported solid financial results, supported by excellent supply/demand characteristics and a strong balance sheet. Affordability issues in some markets have also driven demand for lower cost housing alternatives, such as the manufactured home communities.

Americold Realty Trust, a new holding added during the year, was another top contributor. This U.S.-based industrial REIT invests in temperature-controlled supply chain facilities. In our view, the institutionalization of food distribution to grocers is improving the company’s ability to drive pricing power with high incremental returns. Americold is also expanding through strategic acquisitions as it capitalizes on industry consolidation.

Charter Hall Group, another standout contributor, is an Australia-based commercial real estate manager and property owner with investments in various asset classes. The stock rose as the company continued to report strong earnings, fueled by growth in assets under management and robust real estate operating performance. In our view, it remains positioned for robust long-term operating performance due to its expanding property portfolio.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Hong Kong-Based Property Developer Was a Top Detractor

Hong Kong-based real estate developer New World Development was a prominent detractor. The stock declined as political unrest and rioting in Hong Kong, combined with the U.S.-China trade war, sent the Hong Kong economy into a recession. We eliminated the position soon after the violence in Hong Kong escalated.

China-based residential real estate developers CIFI Holdings Group and Times China Holdings were also notable detractors, as tighter government policies and an economic slowdown worsened by the U.S.-China trade war pressured the country’s property sector. We eliminated our investment in CIFI Holdings, as we believe margin pressures could weaken the company’s future earnings growth. We held onto our investment in Times China, however. The stock is attractively valued, and we believe the company has the potential for above-average expected earnings growth driven by its residential sales and urban redevelopment projects.

Outlook

We continue to see evidence of solid fundamentals for real estate, including positive supply/demand balances in many asset markets, as well as continued strong capital spending by technology companies investing in e-commerce distribution, towers and data centers. At the same time, we have remained mindful of investing in companies with solid balance sheet fundamentals and strong earnings growth prospects.

Industrial remains our largest sector overweight, as we believe the build-out of e-commerce distribution networks, especially to facilitate last-mile delivery, will drive sector investment. The fund also remains overweight in residential and office, and we added to our residential weighting as we believe supply/demand imbalances in some key residential markets have created opportunities.

We reduced exposure to retail, another sector underweight, as global economic weakness, trade conflicts and competition from online retailers have challenged the sector. Within retail, we have focused on net-lease REITs that acquire single-tenant, service-oriented properties such as car washes and fitness centers. We also reduced exposure to the diversified sector, moving to an underweight, as we believe excess supply could pressure near-term earnings for U.S. data center REITs, in particular.

From a regional standpoint, stock selection led to a moderate overweight in North America, as we added to our U.S. exposure. Stock selection also led to a reduced position in Europe, which ended the period as a regional underweight. The portfolio is underweight in Asia, including Japan.

4

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Prologis, Inc.	4.0%
Healthpeak Properties, Inc.	3.7%
Americold Realty Trust	3.3%
Sun Communities, Inc.	3.3%
Camden Property Trust	3.1%
Alexandria Real Estate Equities, Inc.	3.0%
Rexford Industrial Realty, Inc.	3.0%
Equity Residential	2.9%
Invitation Homes, Inc.	2.5%
Vonovia SE	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	54.7%
Foreign Common Stocks	44.2%
Rights	—*
Total Equity Exposure	98.9%
Temporary Cash Investments	1.3%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	54.7%
Japan	10.6%
United Kingdom	4.3%
China	4.2%
Germany	3.9%
Australia	3.9%
Hong Kong	3.4%
Canada	2.8%
Singapore	2.5%
Netherlands	2.3%
Other Countries	6.3%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,128.70	$6.01	1.12%
G Class	$1,000	$1,135.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.56	$5.70	1.12%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 3.9%
Charter Hall Group	610,106	$4,744,407
Goodman Group	741,508	7,344,037
NEXTDC Ltd.(1)(2)	398,338	1,754,966
		13,843,410
Belgium — 1.0%
Shurgard Self Storage SA	49,233	1,666,503
VGP NV	19,272	1,797,191
		3,463,694
Brazil — 0.7%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	361,300	2,433,291
Canada — 2.8%
Allied Properties Real Estate Investment Trust	82,511	3,356,571
Granite Real Estate Investment Trust	46,338	2,294,559
Northview Apartment Real Estate Investment Trust	118,581	2,598,320
Summit Industrial Income REIT(2)	202,100	1,964,073
		10,213,523
China — 4.2%
China Resources Land Ltd.	348,000	1,482,345
GDS Holdings Ltd. ADR(2)	113,907	4,747,644
Longfor Group Holdings Ltd.	913,000	3,779,263
Shimao Property Holdings Ltd.	833,500	2,796,669
Times China Holdings Ltd.	1,184,000	2,093,636
		14,899,557
France — 1.0%
Gecina SA	20,467	3,512,955
Germany — 3.9%
Aroundtown SA	263,910	2,226,933
LEG Immobilien AG	26,185	3,007,704
Vonovia SE	163,904	8,729,014
		13,963,651
Hong Kong — 3.4%
ESR Cayman Ltd.(2)	57,400	124,304
Link REIT	614,000	6,680,624
Sun Hung Kai Properties Ltd.	349,000	5,246,923
		12,051,851
India — 0.3%
Embassy Office Parks REIT	173,200	1,008,214
Japan — 10.6%
Advance Residence Investment Corp.	988	3,280,801
Comforia Residential REIT, Inc.	992	3,233,109
GLP J-Reit	3,070	4,005,867

7

	Shares	Value
Invesco Office J-Reit, Inc.	28,295	$5,713,130
Mitsubishi Estate Co. Ltd.	385,900	7,477,275
Mitsui Fudosan Co. Ltd.	257,700	6,587,950
Orix JREIT, Inc.	3,434	7,762,945
		38,061,077
Mexico — 0.7%
Corp. Inmobiliaria Vesta SAB de CV	1,520,001	2,559,345
Netherlands — 2.3%
InterXion Holding NV(2)	93,034	8,207,459
Philippines — 0.8%
Ayala Land, Inc.	3,156,430	3,015,059
Singapore — 2.5%
CapitaLand Commercial Trust	1,146,700	1,725,642
CapitaLand Ltd.	1,144,000	3,010,384
Mapletree Commercial Trust	2,417,000	4,137,292
		8,873,318
Spain — 0.7%
Inmobiliaria Colonial Socimi SA	182,465	2,357,914
Sweden — 1.1%
Fabege AB	269,281	4,019,505
United Kingdom — 4.3%
Safestore Holdings plc	419,976	3,812,322
Segro plc	693,191	7,584,892
UNITE Group plc (The)	278,508	4,059,694
		15,456,908
United States — 54.7%
Acadia Realty Trust	10,958	306,605
Agree Realty Corp.	102,234	8,052,972
Alexandria Real Estate Equities, Inc.	68,380	10,855,325
American Tower Corp.	13,823	3,014,520
Americold Realty Trust	296,374	11,881,634
Brixmor Property Group, Inc.	183,060	4,030,981
Camden Property Trust	96,970	11,090,459
Cousins Properties, Inc.	22,379	898,069
CyrusOne, Inc.	24,100	1,717,848
Equinix, Inc.	11,918	6,754,884
Equity Residential	118,328	10,490,960
Essential Properties Realty Trust, Inc.	165,208	4,239,237
Extra Space Storage, Inc.	16,277	1,827,419
Gaming and Leisure Properties, Inc.	117,217	4,730,878
Healthpeak Properties, Inc.	351,867	13,237,237
Hudson Pacific Properties, Inc.	145,288	5,218,745
Invitation Homes, Inc.	295,119	9,086,714
Kilroy Realty Corp.	78,984	6,629,127
Prologis, Inc.	162,562	14,266,441
Rexford Industrial Realty, Inc.	220,054	10,582,397
Ryman Hospitality Properties, Inc.	41,875	3,524,619

8

	Shares	Value
SBA Communications Corp.	15,069	$3,626,355
Spirit Realty Capital, Inc.	128,310	6,394,970
STORE Capital Corp.	200,171	8,106,926
Sun Communities, Inc.	72,177	11,739,589
UDR, Inc.	164,230	8,252,558
VICI Properties, Inc.	310,268	7,306,811
Welltower, Inc.	91,050	8,257,324
		196,121,604
TOTAL COMMON STOCKS (Cost $270,779,203)		354,062,335
RIGHTS†
Singapore†
Mapletree Commerical Trust(2) (Cost $—)	89,431	5,916
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $3,583,500), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $3,509,003)		3,508,857
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $1,194,554), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $1,171,021)		1,171,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,689	1,689
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,681,546)		4,681,546
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $91,089)	91,089	91,089
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $275,551,838)		358,840,886
OTHER ASSETS AND LIABILITIES — (0.2)%		(559,344)
TOTAL NET ASSETS — 100.0%		$358,281,542

SECTOR ALLOCATION
(as a % of net assets)
Diversified	23.0%
Residential	21.7%
Industrial	18.0%
Office	12.7%
Retail	10.6%
Health Care	6.0%
Specialty	3.3%
Self Storage	2.1%
Lodging/Resorts	1.0%
Data Centers	0.5%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

9

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,719,865. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)	Non-income producing.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,815,225, which includes securities collateral of $1,724,136.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $275,460,749) — including $1,719,865 of securities on loan	$358,749,797
Investment made with cash collateral received for securities on loan, at value (cost of $91,089)	91,089
Total investment securities, at value (cost of $275,551,838)	358,840,886
Foreign currency holdings, at value (cost of $8)	8
Receivable for investments sold	8,333,609
Dividends and interest receivable	640,807
Securities lending receivable	310
367,815,620

Liabilities
Payable for collateral received for securities on loan	91,089
Payable for investments purchased	8,051,829
Payable for capital shares redeemed	1,304,253
Accrued management fees	86,907
9,534,078

Net Assets	$358,281,542

Net Assets Consist of:
Capital (par value and paid-in surplus)	$294,226,989
Distributable earnings	64,054,553
$358,281,542

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$94,161,060	8,134,494	$11.58
G Class, $0.01 Par Value	$264,120,482	22,610,734	$11.68

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $355,245)	$9,878,207
Interest	53,057
Securities lending, net	9,627
9,940,891

Expenses:
Management fees	3,127,338
Directors' fees and expenses	11,314
Other expenses	29,131
3,167,783
Fees waived(1)	(2,018,134)
1,149,649

Net investment income (loss)	8,791,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,706,874
Foreign currency translation transactions	(44,984)
18,661,890

Change in net unrealized appreciation (depreciation) on:
Investments	68,163,320
Translation of assets and liabilities in foreign currencies	4,930
68,168,250

Net realized and unrealized gain (loss)	86,830,140

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,621,382

(1)	Amount consists of $2,385 and $2,015,749 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$8,791,242	$10,380,712
Net realized gain (loss)	18,661,890	10,989,617
Change in net unrealized appreciation (depreciation)	68,168,250	(22,987,511)
Net increase (decrease) in net assets resulting from operations	95,621,382	(1,617,182)

Distributions to Shareholders
From earnings:
Investor Class	(3,245,373)	(3,692,279)
G Class	(11,698,497)	(12,293,326)
Decrease in net assets from distributions	(14,943,870)	(15,985,605)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(114,657,131)	(25,676,420)

Net increase (decrease) in net assets	(33,979,619)	(43,279,207)

Net Assets
Beginning of period	392,261,161	435,540,368
End of period	$358,281,542	$392,261,161

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$91,089	—	—	—	$91,089
Gross amount of recognized liabilities for securities lending transactions					$91,089

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund’s management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior such date without the approval of the Board of Directors. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005%. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	G Class
1.11%	0.00%(1)

(1)	Annual management fee before waiver was 0.76%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $168,477 and $745,914, respectively. The effect of interfund transactions on the Statement of Operations was $337 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $423,441,419 and $539,532,484, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		90,000,000
Sold	174,356	$1,535,358	609,405	$5,985,751
Issued in reinvestment of distributions	355,852	3,245,373	379,084	3,692,279
Redeemed	(4,169,846)	(42,466,392)	(317,988)	(3,153,870)
	(3,639,638)	(37,685,661)	670,501	6,524,160
G Class/Shares Authorized	190,000,000		230,000,000
Sold	940,364	9,363,967	1,245,433	12,202,353
Issued in reinvestment of distributions	1,282,730	11,698,497	1,262,148	12,293,326
Redeemed	(9,633,104)	(98,033,934)	(5,750,226)	(56,696,259)
	(7,410,010)	(76,971,470)	(3,242,645)	(32,200,580)
Net increase (decrease)	(11,049,648)	$(114,657,131)	(2,572,144)	$(25,676,420)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$13,843,410	—
Belgium	—	3,463,694	—
Brazil	—	2,433,291	—
Canada	—	10,213,523	—
China	$4,747,644	10,151,913	—
France	—	3,512,955	—
Germany	—	13,963,651	—
Hong Kong	—	12,051,851	—
India	—	1,008,214	—
Japan	—	38,061,077	—
Mexico	—	2,559,345	—
Philippines	—	3,015,059	—
Singapore	—	8,873,318	—
Spain	—	2,357,914	—
Sweden	—	4,019,505	—
United Kingdom	—	15,456,908	—
Other Countries	204,329,063	—	—
Rights	—	5,916	—
Temporary Cash Investments	1,689	4,679,857	—
Temporary Cash Investments - Securities Lending Collateral	91,089	—	—
	$209,169,485	$149,671,401	—

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

19

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$14,943,870	$15,985,605
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$289,191,989
Gross tax appreciation of investments	$70,161,517
Gross tax depreciation of investments	(512,620)
Net tax appreciation (depreciation) of investments	$69,648,897
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,511)
Net tax appreciation (depreciation)	$69,646,386
Undistributed ordinary income	$15,339,686
Accumulated short-term capital losses	$(20,931,519)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.32	0.16	2.43	2.59	(0.33)	$11.58	28.60%	1.12%	1.12%	1.60%	1.60%	117%	$94,161
2018	$9.79	0.16	(0.30)	(0.14)	(0.33)	$9.32	(1.45)%	1.11%	1.18%	1.66%	1.59%	178%	$109,781
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
2015(3)	$10.00	0.09	(0.52)	(0.43)	—	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
G Class
2019	$9.41	0.28	2.42	2.70	(0.43)	$11.68	30.03%	0.01%	0.77%	2.71%	1.95%	117%	$264,120
2018	$9.83	0.27	(0.30)	(0.03)	(0.39)	$9.41	(0.43)%	0.00%(5)	0.83%	2.77%	1.94%	178%	$282,481
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612
2015(3)	$10.00	0.10	(0.51)	(0.41)	—	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended October 31, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

28

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and at the top of the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were

29

reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $3,683, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 1912

Annual Report

October 31, 2019

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	30.15%	8.81%	14.13%	—	9/21/95
MSCI U.S. REIT Index	—	23.63%	8.34%	13.69%	—	—
S&P 500 Index	—	14.33%	10.77%	13.69%	—	—
I Class	REAIX	30.39%	9.02%	14.35%	—	6/16/97
Y Class	ARYEX	30.59%	—	—	11.87%	4/10/17
A Class	AREEX					10/6/98
No sales charge		29.78%	8.53%	13.84%	—
With sales charge		22.32%	7.26%	13.17%	—
C Class	ARYCX	28.84%	7.73%	13.00%	—	9/28/07
R Class	AREWX	29.49%	8.27%	13.56%	—	9/28/07
R5 Class	ARREX	30.39%	—	—	11.70%	4/10/17
R6 Class	AREDX	30.60%	9.19%	—	10.02%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $37,509

MSCI U.S. REIT Index — $36,095

S&P 500 Index — $36,096

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.15%	0.95%	0.80%	1.40%	2.15%	1.65%	0.95%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 30.15%* for the fiscal year ended October 31, 2019. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 23.63%, while the S&P 500 Index (a broad stock market measure) returned 14.33%.

REIT Market Overview

Falling interest rates provided a tailwind for real estate stocks, which significantly outperformed the broader equity market. U.S. real estate fundamentals also remained solid. Rental prices have trended above inflation in most asset classes and markets, leading to improved earnings stability. U.S. real estate stocks also had little exposure to non-U.S. risks (i.e., Brexit or China trade war) that buffeted the broader stock market. Industrial was the strongest-performing index sector, as the build-out of e-commerce distribution networks fueled demand for infill industrial properties. Lodging/resorts was the weakest-performing real estate sector, as rising operating costs and tepid top-line growth pressured lodging profit margins.

Within the fund, stock selection was a strong driver of relative performance, especially in the retail sector where we focused on net-lease real estate investment trusts (REITs) oriented toward e-commerce-resistant retailers. Stock selection and an overweight in the industrial sector also contributed strongly. No individual sector detracted from relative performance.

Standout Contributors Included Residential and Net-Lease Retail REITs

Residential REIT Sun Communities, one of the nation’s largest owners of manufactured housing communities, was a top contributor to relative performance. The stock rose as the company reported solid financial results, supported by excellent supply/demand characteristics and a strong balance sheet. Affordability issues in some markets have also driven demand for lower cost housing alternatives, such as the manufactured home communities.

Underweight exposure to mall-based retail REIT Simon Property Group also contributed to relative performance, as the stock declined in a difficult environment for mall-based retailers. We fully liquidated our investment due to our growing concerns over retailer bankruptcies, store closures and rent reductions in the multitenant retail space.

Essential Properties Realty Trust, another top contributor, is a U.S.-based net-lease retail REIT that focuses on single-tenant properties. The stock rose as the company benefited from a positive acquisition environment. Despite a challenging environment for retail REITs, we continue to find the company attractive due to its above-average dividend yield and healthy earnings growth outlook. We also continue to favor net-lease REITs because of their longer lease periods and greater rent stability, as compared to their multitenant peers.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Lodging REIT Was a Key Detractor

Host Hotels & Resorts, a lodging/resorts REIT, was a notable detractor from relative performance. The stock declined as the company lowered its 2019 earnings outlook. A moderating U.S. economic outlook also created uncertainty for lodging demand. We continue to own Host Hotels.

Data center REIT CyrusOne was another prominent detractor. The stock underperformed after the company issued disappointing earnings guidance. Despite this setback, we believe the company offers relatively attractive long-term growth potential, and we maintained an investment in the stock at period-end.

Not owning W.P. Carey, a triple-net-lease REIT in the diversified sector, also dampened on relative performance. The stock rose strongly during the period, supported by robust financial results. We continue to see more attractive risk/reward in other triple-net-lease REITs with better growth.

Outlook

As we look ahead, we continue to see solid fundamentals for real estate, including positive supply/demand balances in many asset markets, as well as continued strong capital spending by technology companies investing in e-commerce distribution, towers and data centers. At the same time, we remain mindful of investing in companies with solid balance sheet fundamentals and strong earnings growth prospects.

Industrial ended the period as our largest sector overweight, and we added to our weighting over the period. Within the sector, we have shifted away from suburban big-box warehouses, a market segment where supply has caught up to demand. Instead, we have invested in companies that invest in infill industrial sites in demand to build out last-mile e-commerce distribution.

We continue to be overweight residential as we believe demographic trends, low interest rates and demand for affordable housing will act as tailwinds for the sector, benefiting companies such as Sun Communities. We also added to our office weighting, moving to a moderate overweight, given what we view to be attractive fundamentals in key markets, especially on the West Coast.

Self storage remains a prominent underweight as we believe excess capacity in the storage market could lead to increased price competition. We also moved to an underweight in retail, scaling back our exposure because of our concerns that economic uncertainty, trade conflicts and e-commerce competition could further challenge the sector. Within retail, our focus remains on net-lease REITs that acquire single-tenant, service-oriented properties such as car washes and gyms.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Prologis, Inc.	6.3%
Equity Residential	6.1%
Equinix, Inc.	6.1%
Healthpeak Properties, Inc.	5.3%
Welltower, Inc.	4.9%
Sun Communities, Inc.	4.5%
UDR, Inc.	4.3%
Camden Property Trust	4.0%
Alexandria Real Estate Equities, Inc.	3.9%
Americold Realty Trust	3.6%

Sector Allocation	% of net assets
Residential	22.5%
Industrial	14.8%
Retail	14.8%
Office	12.0%
Health Care	11.8%
Diversified	11.8%
Specialty	4.4%
Self Storage	3.4%
Lodging/Resorts	3.1%
Data Centers	0.8%
Cash and Equivalents*	0.6%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,154.80	$6.30	1.16%
I Class	$1,000	$1,155.80	$5.22	0.96%
Y Class	$1,000	$1,157.10	$4.40	0.81%
A Class	$1,000	$1,153.20	$7.65	1.41%
C Class	$1,000	$1,148.90	$11.70	2.16%
R Class	$1,000	$1,151.90	$9.00	1.66%
R5 Class	$1,000	$1,155.80	$5.22	0.96%
R6 Class	$1,000	$1,156.70	$4.40	0.81%
Hypothetical
Investor Class	$1,000	$1,019.36	$5.90	1.16%
I Class	$1,000	$1,020.37	$4.89	0.96%
Y Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.10	$7.17	1.41%
C Class	$1,000	$1,014.32	$10.97	2.16%
R Class	$1,000	$1,016.84	$8.44	1.66%
R5 Class	$1,000	$1,020.37	$4.89	0.96%
R6 Class	$1,000	$1,021.12	$4.13	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 99.4%
Data Centers — 0.8%
CyrusOne, Inc.	116,955	$8,336,552
Diversified — 11.8%
American Assets Trust, Inc.	311,765	15,264,014
American Tower Corp.	44,097	9,616,674
Equinix, Inc.	112,082	63,525,836
InterXion Holding NV(1)	173,494	15,305,641
JBG SMITH Properties	238,169	9,588,684
SBA Communications Corp.	41,356	9,952,321
		123,253,170
Health Care — 11.8%
Healthpeak Properties, Inc.	1,466,988	55,188,089
Omega Healthcare Investors, Inc.	378,837	16,683,981
Welltower, Inc.	569,970	51,690,579
		123,562,649
Industrial — 14.8%
Americold Realty Trust	952,771	38,196,589
Prologis, Inc.	747,422	65,593,755
Rexford Industrial Realty, Inc.	755,786	36,345,749
Terreno Realty Corp.	274,155	15,465,084
		155,601,177
Lodging/Resorts — 3.1%
Host Hotels & Resorts, Inc.	1,031,226	16,901,794
Ryman Hospitality Properties, Inc.	189,233	15,927,742
		32,829,536
Office — 12.0%
Alexandria Real Estate Equities, Inc.	255,085	40,494,744
Boston Properties, Inc.	197,651	27,117,717
Cousins Properties, Inc.	472,196	18,949,225
Hudson Pacific Properties, Inc.	490,131	17,605,506
Kilroy Realty Corp.	262,643	22,043,627
		126,210,819
Residential — 22.5%
Camden Property Trust	366,687	41,937,992
Equity Residential	720,443	63,874,476
Invitation Homes, Inc.	1,221,782	37,618,668
Sun Communities, Inc.	293,245	47,696,299
UDR, Inc.	896,039	45,025,960
		236,153,395
Retail — 14.8%
Acadia Realty Trust	289,665	8,104,827
Agree Realty Corp.	351,481	27,686,158
Brixmor Property Group, Inc.	1,041,940	22,943,519

10

	Shares	Value
Essential Properties Realty Trust, Inc.	742,876	$19,062,198
Realty Income Corp.	449,695	36,780,554
Spirit Realty Capital, Inc.	372,045	18,542,723
STORE Capital Corp.	541,412	21,927,186
		155,047,165
Self Storage — 3.4%
Extra Space Storage, Inc.	312,090	35,038,344
Specialty — 4.4%
Gaming and Leisure Properties, Inc.	500,770	20,211,077
VICI Properties, Inc.	1,101,508	25,940,514
		46,151,591
TOTAL COMMON STOCKS (Cost $753,867,871)		1,042,184,398
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $5,401,639), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $5,289,345)		5,289,124
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $1,801,786), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $1,765,032)		1,765,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,671	2,671
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,056,795)		7,056,795
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $760,924,666)		1,049,241,193
OTHER ASSETS AND LIABILITIES — (0.1)%		(800,941)
TOTAL NET ASSETS — 100.0%		$1,048,440,252

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $760,924,666)	$1,049,241,193
Receivable for investments sold	12,188,959
Receivable for capital shares sold	963,224
Dividends and interest receivable	356,171
1,062,749,547

Liabilities
Payable for investments purchased	10,710,353
Payable for capital shares redeemed	2,676,369
Accrued management fees	902,354
Distribution and service fees payable	20,219
14,309,295

Net Assets	$1,048,440,252

Net Assets Consist of:
Capital (par value and paid-in surplus)	$715,703,903
Distributable earnings	332,736,349
$1,048,440,252

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$565,825,899	17,100,695	$33.09
I Class, $0.01 Par Value	$160,057,799	4,823,377	$33.18
Y Class, $0.01 Par Value	$416,821	12,562	$33.18
A Class, $0.01 Par Value	$52,718,559	1,595,577	$33.04*
C Class, $0.01 Par Value	$5,907,536	183,922	$32.12
R Class, $0.01 Par Value	$10,447,912	318,709	$32.78
R5 Class, $0.01 Par Value	$6,637	200	$33.19
R6 Class, $0.01 Par Value	$253,059,089	7,627,653	$33.18
*Maximum offering price $35.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends	$27,095,234
Interest	96,769
27,192,003

Expenses:
Management fees	10,066,860
Distribution and service fees:
A Class	124,336
C Class	61,106
R Class	43,740
Directors' fees and expenses	29,655
Other expenses	14,480
10,340,177

Net investment income (loss)	16,851,826

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	75,435,288
Change in net unrealized appreciation (depreciation) on investments	163,958,618

Net realized and unrealized gain (loss)	239,393,906

Net Increase (Decrease) in Net Assets Resulting from Operations	$256,245,732

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$16,851,826	$20,077,234
Net realized gain (loss)	75,435,288	45,288,178
Change in net unrealized appreciation (depreciation)	163,958,618	(55,673,400)
Net increase (decrease) in net assets resulting from operations	256,245,732	9,692,012

Distributions to Shareholders
From earnings:
Investor Class	(34,228,520)	(45,370,811)
I Class	(7,208,192)	(9,967,018)
Y Class	(23,911)	(3,175)
A Class	(2,890,574)	(4,658,628)
C Class	(333,356)	(570,939)
R Class	(462,507)	(635,992)
R5 Class	(338)	(358)
R6 Class	(13,581,804)	(12,982,766)
Decrease in net assets from distributions	(58,729,202)	(74,189,687)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(128,281,002)	(92,339,914)

Net increase (decrease) in net assets	69,235,528	(156,837,589)

Net Assets
Beginning of period	979,204,724	1,136,042,313
End of period	$1,048,440,252	$979,204,724

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.20%	1.15%
I Class	0.80% to 1.00%	0.95%
Y Class	0.65% to 0.85%	0.80%
A Class	1.00% to 1.20%	1.15%
C Class	1.00% to 1.20%	1.15%
R Class	1.00% to 1.20%	1.15%
R5 Class	0.80% to 1.00%	0.95%
R6 Class	0.65% to 0.85%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,102,074 and $3,282,021, respectively. The effect of interfund transactions on the Statement of Operations was $(286,077) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $897,318,434 and $1,063,932,130, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		170,000,000
Sold	2,524,012	$73,940,932	4,229,602	$116,310,040
Issued in reinvestment of distributions	1,258,097	33,533,336	1,614,273	44,714,781
Redeemed	(8,352,316)	(238,545,626)	(8,382,683)	(229,188,279)
	(4,570,207)	(131,071,358)	(2,538,808)	(68,163,458)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	2,796,139	83,062,331	1,169,803	32,041,574
Issued in reinvestment of distributions	193,750	5,244,204	277,854	7,719,902
Redeemed	(2,528,526)	(73,771,377)	(2,884,943)	(80,309,917)
	461,363	14,535,158	(1,437,286)	(40,548,441)
Y Class/Shares Authorized	30,000,000		70,000,000
Sold	—	—	12,927	365,126
Issued in reinvestment of distributions	440	11,829	61	1,727
Redeemed	(1,041)	(31,599)	—	—
	(601)	(19,770)	12,988	366,853
A Class/Shares Authorized	40,000,000		40,000,000
Sold	326,083	9,481,547	397,807	10,852,882
Issued in reinvestment of distributions	100,584	2,672,619	151,205	4,185,126
Redeemed	(702,644)	(20,116,487)	(1,434,357)	(39,259,621)
	(275,977)	(7,962,321)	(885,345)	(24,221,613)
C Class/Shares Authorized	20,000,000		10,000,000
Sold	10,147	292,497	12,869	343,278
Issued in reinvestment of distributions	10,875	277,797	17,767	479,962
Redeemed	(84,673)	(2,381,647)	(141,209)	(3,725,725)
	(63,651)	(1,811,353)	(110,573)	(2,902,485)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	131,331	3,794,663	112,256	3,027,976
Issued in reinvestment of distributions	15,393	406,514	19,427	533,938
Redeemed	(125,583)	(3,579,712)	(235,998)	(6,461,083)
	21,141	621,465	(104,315)	(2,899,169)
R5 Class/Shares Authorized	20,000,000		30,000,000
Issued in reinvestment of distributions	13	338	13	358
R6 Class/Shares Authorized	60,000,000		50,000,000
Sold	1,909,147	55,995,617	3,277,490	90,908,133
Issued in reinvestment of distributions	504,384	13,581,524	468,519	12,982,766
Redeemed	(2,459,795)	(72,150,302)	(2,098,505)	(57,862,858)
	(46,264)	(2,573,161)	1,647,504	46,028,041
Net increase (decrease)	(4,474,183)	$(128,281,002)	(3,415,822)	$(92,339,914)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

18

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,042,184,398	—	—
Temporary Cash Investments	2,671	$7,054,124	—
	$1,042,187,069	$7,054,124	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$20,288,544	$21,432,820
Long-term capital gains	$38,440,658	$52,756,867

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$779,729,843
Gross tax appreciation of investments	$274,021,523
Gross tax depreciation of investments	(4,510,173)
Net tax appreciation (depreciation) of investments	$269,511,350
Undistributed ordinary income	$1,082,968
Accumulated long-term gains	$62,142,031

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$27.08	0.48	7.24	7.72	(0.58)	(1.13)	(1.71)	$33.09	30.15%	1.16%	1.66%	93%	$565,826
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
2016	$29.69	0.41	1.41	1.82	(0.82)	—	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
2015	$28.69	0.42	1.13	1.55	(0.55)	—	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
I Class
2019	$27.16	0.54	7.25	7.79	(0.64)	(1.13)	(1.77)	$33.18	30.39%	0.96%	1.86%	93%	$160,058
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
2016	$29.76	0.46	1.43	1.89	(0.88)	—	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
2015	$28.75	0.51	1.11	1.62	(0.61)	—	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
Y Class
2019	$27.15	0.59	7.25	7.84	(0.68)	(1.13)	(1.81)	$33.18	30.59%	0.81%	2.01%	93%	$417
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357
2017(3)	$28.68	0.27	(0.12)	0.15	(0.05)	—	(0.05)	$28.78	0.54%	0.80%(4)	1.70%(4)	145%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$27.05	0.41	7.22	7.63	(0.51)	(1.13)	(1.64)	$33.04	29.78%	1.41%	1.41%	93%	$52,719
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
2016	$29.69	0.34	1.41	1.75	(0.74)	—	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
2015	$28.69	0.34	1.14	1.48	(0.48)	—	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
C Class
2019	$26.33	0.19	7.02	7.21	(0.29)	(1.13)	(1.42)	$32.12	28.84%	2.16%	0.66%	93%	$5,908
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
2016	$29.22	0.11	1.37	1.48	(0.52)	—	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
2015	$28.25	0.12	1.13	1.25	(0.28)	—	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
R Class
2019	$26.85	0.33	7.17	7.50	(0.44)	(1.13)	(1.57)	$32.78	29.49%	1.66%	1.16%	93%	$10,448
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445
2016	$29.55	0.23	1.43	1.66	(0.66)	—	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112
2015	$28.55	0.26	1.15	1.41	(0.41)	—	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$27.16	0.53	7.27	7.80	(0.64)	(1.13)	(1.77)	$33.19	30.39%	0.96%	1.86%	93%	$7
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
2017(3)	$28.69	0.25	(0.11)	0.14	(0.04)	—	(0.04)	$28.79	0.47%	0.95%(4)	1.55%(4)	145%(5)	$5
R6 Class
2019	$27.15	0.58	7.26	7.84	(0.68)	(1.13)	(1.81)	$33.18	30.60%	0.81%	2.01%	93%	$253,059
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431
2016	$29.75	0.51	1.43	1.94	(0.93)	—	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866
2015	$28.74	0.49	1.17	1.66	(0.65)	—	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the funds constituting the American Century Capital Portfolios, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

28

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

29

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $46,485, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $42,651,384, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $4,753,023, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $5,646,013 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 1912

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Jan M. Lewis, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $107,380
FY 2019:    $103,480

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0

FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2019